                     PROPERTY MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (the "Agreement") is entered into as of June 3, 1994 by and between SAC Self-Storage Corporation, a Nevada corporation with its principal place of business at 715 South Country Club Drive, Mesa, AZ 85210, ("Owner") and the property managers identified on the Exhibit B, attached hereto and incorporated herein by
                  ---------
reference, (hereinafter collectively "U-Haul").

     WHEREAS, the Owner owns or will own the real property located at the address identified in Exhibit C, attached hereto and incorporated
                          ---------
by reference, (hereinafter collectively the "Property") which is described on Exhibit A (legal descriptions of properties) attached
             ---------
hereto and incorporated herein by this reference; and

     WHEREAS, it is the intention of the Owner that the Property be rented on a space-by-space basis to corporations, partnerships, individuals or other entities for use as storage facilities; and

     WHEREAS, the Owner desires to employ U-Haul to manage the Property and U-Haul desires to accept said employment, all in accordance with the terms and conditions of this Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Employment
     (a) Owner hereby employs U-Haul and U-Haul hereby accepts such employment as manager of the Property upon the terms and conditions hereinafter set forth.

     (b) Owner acknowledges that U-Haul is in the business of managing mini-warehouses both for its own account and for others. It is hereby expressly agreed that U-Haul and its affiliates may continue to engage in such activities, may manage facilities other than those presently managed by it (whether or not such other facilities may be in direct or indirect competition with the Owner) and may in the future engage in other business which may compete directly or indirectly with activities of the Owner.

     (c) In the performance of its duties under this Agreement, U-Haul shall occupy the position of an independent contractor with respect to the Owner. Nothing contained herein shall be construed as making the parties hereto partners or joint ventures, nor, except as expressly otherwise provided for herein, construed as making U-Haul an agent or employee of Owner.

2.  Duties and Authority of U-Haul
     (a) GENERAL DUTIES AND AUTHORITY. Subject only to the restrictions and limitations provided in paragraphs (o) and (p) of this
Section 2 and the right of Owner to terminate this Agreement as provided in Section 6 hereof, U-Haul shall have the sole and exclusive authority to fully and completely supervise the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, and to that end to cause or direct Owner to execute such documents or instruments as, in the sole judgment of U-Haul, may be deemed necessary or advisable. Such duties and authority shall include those set forth as follows, which are not in limitation of the foregoing.

     (b) RENTING OF THE PROPERTY. U-Haul shall establish policies and procedures for the marketing activities for the Property. U-Haul shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the tenants of the Property and U-Haul is hereby authorized to enter into rental agreements on behalf and for the account of the Owner with such tenants and to collect rent from such tenants. U-Haul shall cause the Owner to advertise in such media and to the extent that it deems necessary and appropriate. U-Haul may jointly advertise the Property with other properties owned or managed by U-Haul, and in that event, U-Haul shall prorate the cost of such advertising among those properties.

     (c) REPAIR, MAINTENANCE AND IMPROVEMENTS. U-Haul shall make and execute, or supervise and have control over the making and executing, of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and the purchase, lease or other acquisition of the same on behalf of Owner. U-Haul shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property; all costs incurred in connection therewith shall be on behalf of the Owner. With the prior approval of the Owner, U-Haul shall, on behalf of the Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property. U-Haul agrees to secure the prior approval of Owner on all expenditures in excess of $5,000.00 for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of U-Haul such expenditures are necessary to protect the Property from damage or to maintain services to the tenants as called for in their leases.

     (d) PERSONNEL. U-Haul shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property; all such acts shall be on behalf of the Owner. Any employees so hired shall be employees of U-Haul, and shall be carried on the payroll of U-Haul. Employees performing work on Owner's behalf may do so on a full-time or part-time basis. Employees may include, but will not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property.

     U-Haul shall be responsible for the disbursement of funds in payment of all expenses incurred in connection with the operation of the Property and the Owner shall not be required to employ personnel to assist in such disbursement. U-Haul shall not be separately reimbursed for the time of its executive officers devoted to Owner's affairs or for the other overhead expenses of U-Haul.

     (e) AGREEMENTS. U-Haul shall negotiate and execute on behalf of the Owner such agreements which U-Haul deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which U-Haul is responsible hereunder.

     (f) OTHER DECISIONS. U-Haul shall make all decisions in connection with the daily operation of the Property.

     (g) REGULATIONS AND PERMITS. U-Haul shall use its best efforts to cause all things to be done, on behalf of the Owner, on the Property necessary to comply with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the Property, respecting the use of the Property or the maintenance or operation thereof. U-Haul shall apply for and attempt to obtain and maintain, on behalf of the Owner, all licenses and permits required or advisable (in the sole judgment of U-Haul) in connection with the management and operation of the Property.

     (h) RECORDS AND REPORTS OF DISBURSEMENTS AND COLLECTIONS. U-Haul shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the U-Haul office, and shall be available and open to examination and audit quarterly by Owner or its representatives. On or before thirty
(30) days after the close of each quarter, U-Haul shall cause to be prepared and delivered to Owner, a monthly statement of receipts, expenses and charges and a disbursement to Owner representing receipts less disbursements.

     (i)  [Intentionally Omitted].

     (j) COLLECTION. U-Haul shall direct the collection and billing of all accounts payable and due to the Owner with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

     (k) LEGAL ACTIONS. U-Haul shall cause to be instituted, on behalf and in the name of the Owner, any and all legal actions or proceedings U-Haul deems necessary or advisable to collect charges, rent or other income due to the Owner with respect to the Property or to oust or dispossess tenants or other persons unlawfully in possession under any lease, license concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant. The costs of all such legal actions or proceedings shall be borne by the Owner.

     (l) INSURANCE. U-Haul shall use its best efforts to assure that there is obtained and kept in force, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities. Owner shall be required to participate in the insurance coverage obtained by U-Haul. A certificate of insurance will be provided to Owner upon the written request of Owner.

     (m) TAXES. During the term of this Agreement, U-Haul shall pay from Owner's funds, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to or levied upon the Property. If required by the holder of any note secured by the Property, U-Haul" will set aside, from Owner's funds, a reserve from each month's rent and other income collected, in an amount required by said holder.

     (n) RESTRICTIONS. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not be required to do, or cause to be done, anything for the account of the Owner (i) which may make U-Haul liable to third parties; (ii) which may not be commenced, undertaken or completed because of insufficient funds of Owner; or,
(iii) which may not be commenced, undertaken or completed because of acts of God, strikes, governmental regulations of laws, acts of war or other types of events beyond the control of U-Haul, whether similar or dissimilar to the foregoing.

     (o) LIMITATIONS ON U-HAUL AUTHORITY. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not, without obtaining the prior written consent of the Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year, (ii) alter the building or other structures of the Property in any material manner; (iii) make any other agreements which exceed one year and are not terminable on thirty day's notice at the will of the Owner, without penalty, payment or surcharge.

     (p) SHARED EXPENSES. Certain economies may be achieved with respect to certain expenses to be incurred on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by U-Haul in quantity for use not only in connection with the Property but in connection with other properties managed by U-Haul. U-Haul shall have the right to purchase such materials, supplies, insurance or services in its own name and charge Owner a pro rata share of the cost; provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses greater than would otherwise be incurred at competitive prices and terms available in the area where the Property is located; and provided further, U-Haul shall give Owner access to records so Owner may review any such expenses incurred.

3.  Duties of the Owner
     The Owner hereby agrees to cooperate with U-Haul in the performance of its duties under this Agreement and to that end, upon the request of U-Haul, to provide reasonable temporary office space for U-Haul employees on the premises of the Property, give U-Haul access to all files, books and records of the Owner relevant to the Property.

4.  Compensation of U-Haul
     The Owner shall pay to U-Haul as the full amount due for the services herein provided a monthly Management Fee equal to six percent (6%) of the "Gross Revenue" derived from or connected with the Property. The term "Gross Revenue" shall mean all receipts (excluding security deposits unless and until the Owner recognizes the same as income) of the Owner (whether or not received by U-Haul on behalf or for the account of the Owner) arising from the operation of the Property, including without limitation, rental payments of lessees of space in the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the tenants of the Property in addition to basic rent, parking fees, if any, and all monies whether or not otherwise described herein paid for the use of the Property.
"Gross Revenue" shall be determined on a cash basis. The Management Fee for each month shall be paid promptly at the end of such quarter and shall be calculated on the basis of the "Gross Revenue" of such quarter.

     It is understood and agreed that such compensation will not be reduced by the cost to Owner of those employees and independent contractors engaged by or for Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this Section 4, it is further understood and agreed that U-Haul" shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

5.  Use of Trademarks, Service Marks and Related Items
     Owner acknowledges the significant value of the U-Haul name in the operations of the Owner's property and it is therefore understood and agreed that the name, trademark and service mark, "U-Haul", and related marks, slogans, caricatures, designs and other trade or service items shall be utilized for the non-exclusive benefit of the Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of U-Haul and its affiliates, and that, except during the term hereof, the Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name U-Haul. The U-Haul sign faces will be paid for by the Owner. Upon termination of this agreement at any time for any reason, all such use by and for the benefit of the Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by the Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the U-Haul lease form or use other forms prepared by U-Haul. It is understood and agreed that U-Haul will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6.  Termination
     Owner or U-Haul may terminate this Agreement with or without cause by giving not less than sixty days' written notice to the other party pursuant to Section 11 hereof. In addition, if Owner fails to pay U-Haul any amounts owed under this Agreement when due, U-Haul may terminate this Agreement by giving Owner not less than ten days written notice pursuant to Section 11 hereof. Upon termination of this Agreement, U-Haul shall promptly return to Owner all monies, books, records and other materials held by U-Haul for or on behalf of Owner. In addition, if U-Haul has contracted to advertise the Property in the Yellow Pages, Owner shall, at the option of U-Haul, continue to be responsible for the cost of such advertisement and shall either (i) pay U-Haul the remaining amount due under such contract in a lump sum; or
(ii) pay U-Haul monthly for the amount due under such contract.

7.  Indemnification
     The Owner hereby agrees to indemnify and hold each of U-Haul", all persons and companies affiliated with U-Haul, and all officers, shareholders, directors, employees and agents of U-Haul and of any affiliated companies or persons (collectively, the "Indemnified Persons") harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages, and claims in connection with the management of the Property (including the loss of use thereof following any damage, injury or destruction), arising from any cause except for the willful misconduct or gross negligence on the part of the Indemnified Persons. In addition, no Indemnified Person shall be liable for any error of judgment or for any mistake of fact or law, or for anything which it may do or refrain from doing hereafter, except in cases of willful misconduct or gross negligence. U-Haul hereby agrees to indemnify and hold the Owner harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims in connection with the management of the Property arising from the willful misconduct or gross negligence.

8.  Assignment
     Neither this Agreement nor any right hereunder shall be assignable by the Owner and any attempt to do so shall be void ad initio. U-Haul shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of U-Haul hereunder, the Owner's rights hereunder will be enforceable against any such assignee and U-Haul shall not be released from its liabilities hereunder unless the Owner shall expressly agree thereto in writing.

9.  Headings
     The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

10.  Governing Law
     The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

11.  Notices
     Any notice required or permitted herein is to be given in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth below their signatures on the signature page thereof, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail.

12.  Severability
     Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

13.  Successors
     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

14.  Attorneys' Fees
     If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

15.  Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.  Scope of Property Manager Responsibility.
     The duties, obligations and liability of each property manager identified herein shall extend only so far as to relate to the Property for which such property manager is managing located in the domicile state of such property manager, and no individual property manager hereunder shall be liable for the acts or omissions of any other property manager hereunder. Each property manager shall use its best efforts to assist Owner in fulfilling Owner's obligations arising under any loan to Owner that is secured by the Property, including but not limited to preparing and providing financial and accounting reports, and maintaining the Property.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

               SAC SELF-STORAGE CORPORATION
               a Nevada corporation

               /S/ Edward J. Shoen
               --------------------------
               Edward J. Shoen, President


               PROPERTY MANAGERS:

               PARCEL 1 - U-Haul Storage Grant Road --
               U-Haul Co. of Arizona
ATTEST:
                    By:  /S/ John A. Lorentz     Designated Broker: /S/ WCC
                       ---------------------                       --------
                    Name: John A. Lorentz
                         ----------------
                    Title: Asst. Secretary
                          ----------------

By:  /S/ J. Scott Askew
    ------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------


               PARCEL 2 - U-Haul Storage Great Hills --
               PARCEL 3 - U-Haul Storage Cedar Ridge --
               PARCEL 4 - U-Haul Storage Plugerville --
               PARCEL 11 - U-Haul Storage Harry Hines --
               PARCEL 37 - U-Haul Storage South Loop --
               U-Haul Co. of Texas
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
        ---------------

               PARCEL 5 - U-Haul Storage State Street --
               PARCEL 6 - U-Haul Storage Spring Valley --
               PARCEL 41 - U-Haul Storage El Camino Avenue --
               U-Haul Co. of California
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 7 - U-Haul Storage Keller Lake --
               U-Haul Co. of Minnesota
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 8 - U-Haul Storage Hefner --
               PARCEL 9 - U-Haul Storage Lincoln Park --
               PARCEL 10 - U-Haul Storage Bethany --
               U-Haul Co. of Oklahoma
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 12 - U-Haul Storage Gibralter --
               U-Haul Co. of Mississippi
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------


               PARCEL 13 - U-Haul Storage Stratford Square --
               PARCEL 14 - U-Haul Storage Hoffman Estates --
               U-Haul Co. of Illinois
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 15 - U-Haul Storage Ocala --
               PARCEL 16 - U-Haul Storage Eustis --
               PARCEL 17 - U-Haul Storage Orange City --
               PARCEL 18 - U-Haul Storage New Smyrna --
               PARCEL 19 - U-Haul Storage Seminole --
               PARCEL 20 - U-Haul Storage Park Street --
               PARCEL 33 - U-Haul Storage Longwood --
               PARCEL 43 - U-Haul Storage 103rd Street --
               PARCEL 44 - U-Haul Storage Mayport Rd. --
               U-Haul Co. of Florida
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------


               PARCEL 21 - U-Haul Storage Brunswick --
               U-Haul Co. of Maine
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 22 - U-Haul Storage Swansea --
               PARCEL 23 - U-Haul Storage Hanover --
               PARCEL 39 - U-Haul Storage Apple Valley --
               U-Haul Co. of Massachusetts
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------





               PARCEL 24 - U-Haul Storage Cheektowaga --
               PARCEL 25 - U-Haul Storage Kingston --

               U-Haul Co. of New York
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 26 - U-Haul Storage Hightstown --
               U-Haul Co. of New Jersey
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 27 - U-Haul Storage Turnpike --
               U-Haul Co. of Virginia
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 28 - U-Haul Storage NAFB --
               U-Haul Co. of Nevada
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 29 - U-Haul Storage Franklin Park --
               PARCEL 30 - U-Haul Storage Byrne Road --
               PARCEL 31 - U-Haul Storage Worthington-Galena --
               PARCEL 32 - U-Haul Storage Beavercreek --
               U-Haul Co. of Ohio
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------

                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 34 - U-Haul Storage Clarkston 2 --
               PARCEL 36 - U-Haul Storage Clarkston --
               PARCEL 40 - U-Haul Storage Riverdale --
               U-Haul Co. of Georgia
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 35 - U-Haul Storage Granville Station --
               U-Haul Co. of Wisconsin
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 38 - U-Haul Storage Guthrie Highway --
               U-Haul Co. of Tennessee
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

               PARCEL 42 - U-Haul Storage Ferndale --
               U-Haul Co. of Washington
ATTEST:
                    By:  /S/ John A. Lorentz
                       ------------------------
                    Name:  John A. Lorentz
                         -----------------
                    Title: Asst. Secretary
                          ----------------

By: /S/ J. Scott Askew
   -------------------
   Name: J. Scott Askew
        ---------------
   Title: Attorney
         --------------

_______________________________________________________________________
Mailing Address (for monthly reports)


_______________________________________________________________________
City, State, Zip Code


_______________________________________________________________________
Telephone of Owner

                                    Exhibit A
                                    ---------

U-HAUL STORAGE GRANT ROAD, TUCSON, AZ (883-049):
Parcel I:

That portion of Lot 3 in Block 1 of Fruitvale Addition, a subdivision of Pima County, Arizona, as recorded in the office of the county recorder thereof, of record in Book 4 of Maps and Plats at Page 58 thereof, more particularly described as follows:

Commencing at the Southwest corner of said Lot 3; traverse thence North 00 deg. 00 min. 30 sec. East along the West line of said Lot 3, a distance of 150.00 feet to the true point of beginning; thence North 00 deg. 00 min. 30 sec. East, a distance of 150.20 feet to the Northwest corner of said Lot 3; thence North 89 deg. 28 min. 33 sec. East along the North line of said Lot 3, a distance of 119.87 feet to the Northeast corner thereof; thence South 00 deg. 00 min. 20 sec. West along the East line of said Lot 3, a distance of 65.21 feet; thence South 89 deg. 29 min. 00 sec. West, parallel with the South line of said Lot 3, a distance of 66.00 feet; thence South 00 deg. 00 min. 20 sec. West, parallel with the East line of said Lot 3, a distance of 85.00 feet; thence South 89 deg. 29 min. 00 sec. West parallel with the South line of said Lot 3, a distance of 53.88 feet, more or less, to the true point of beginning;

Together with an easement for ingress and egress over the following described portion of said Lot 3;

The West 25.00 feet of the South 150.00 feet of said Lot 3 except that portion thereof lying within the Grant Road Right-of-Way;

Parcel II:

Lots 1 and 2 in Block 1 of Fruitvale Addition, a subdivision of Pima County, Arizona, according to the map of record in the Pima County Recorder's Office in Book 4 of Maps and Plats at Page 58;

Except the South 150 feet thereof.

Parcel III:

The North 150 feet of the East half of Lot 4 in Block 1 of Fruitvale Addition, Pima County, Arizona, according to the map of record in the Pima County Recorder's Office, in Book 4 of Maps and Plats at Page 58.

U-HAUL STORAGE GREAT HILLS, AUSTIN, TX (883-024):
Tract 1

Parcel A

Lot 1, Resubdivision of Lot 5, MRI SYSTEMS CORPORATION SUBDIVISION, Greenwood Park; an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 72, Page 65, Plat Records of Travis County, Texas and
Cabinet C, Slide 87, Plat Records, Williamson County, Texas; SAVE AND EXCEPT that portion awarded to the State of Texas in eminent domain proceeding set out in Judgment in Volume 11521, Page 81 and Volume 11850, Page 1208,
Real Property Records of Travis County, Texas.

Parcel B

Lot 6, MRI SYSTEMS CORPORATION SUBDIVISION, an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 64, Page 6, Plat Records of Travis County, Texas; SAVE AND EXCEPT that portion awarded to the State of Texas in eminent domain proceedings set out in Judgment in Volume 11521, Page 81 and Volume 11850, Page 1208, Real Property Records of Travis County, Texas.

Tract 2

Lots 30A and 30B, RESUBDIVISION OF JOE P. JEKEL SUBDIVISION, an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 32, Page 47, Plat Records of Travis County, Texas and Cabinet B, Slides 40, Plat Records of Williamson County, Texas.

U-HAUL STORAGE CEDAR RIDGE, DUNCANVILLE, TX (883-021):
BEING a tract of land situated in the James Anderson Survey, Abstract No. 17, in the City of Duncanville, Dallas County, Texas and being composed of all of Lot 1 and Lot 5 of The Point, an addition to the City of Duncanville, Texas per map plat recorded Volume 87144, Page 5043, Map Records, Dallas County, Texas.

COMMENCING at the intersecting point of the South right of-way line of Big Stone Gap Road, a 60.0' right-of-way with the East right-of-way line of S. Cedar Ridge Drive, a 100.0' rightofway; THENCE S00 degrees 31' 10" E, along the East right-of-way line of S. Cedar Ridge Drive, a distance of 127.80' to point of curve to the left having a radius of 550.0', a central angle of 01 degree 41' 22", along said curve an arc distance of 16.22' to POINT OF BEGINNING of this dedicated tract; this Beginning Point being the S.W.
corner of Lot 4 and the N.W. corner of Lot 5 of The Point Addition; said Beginning Point also being the most Northerly N.W. corner of this dedicated Lot 1-A and this Beginning Point being monumented by a 1/2" dia. iron rod;

BEGINNING POINT, THENCE S 89 degrees 46' 30" E, along the South line of said Lot 4 and the North line of said Lot 5, a distance of 159.0' to the S.E. corner of said Lot 4, the N.E. corner of said Lot 5 and to a point in the Wmst line of Lot 3 of The Point Addition, being point for corner monumented by a 3/8" dia. iron rod;

THENCE S 00 degrees 13' 30" W, along the West line of said Lot 3 and along the East line of said Lot 5, a distance of 40.33' to point for corner in the North line of Lot 1 of The Point Addition, said point being monumented by a 1/2" dia. iron rod;

THENCE S 89 degrees 46' 30" E, along the North line of said Lot 1, a distance of 23.91' to corner in said North line of Lot 1, being point for corner monumented by a 1/2" dia. iron rod;

THENCE N 00 degrees 13' 30" E, along the most Easterly Westerly line of said Lot 1, a distance of 15.0' to the most Easterly N.W. corner of said Lot 1, being point for corner monumented by a 1/2" dia.
iron rod;

THENCE S 89 degrees 46' 30" E, along the North line of said Lot 1 and along the South line of said Lot 3, at 195.53' the S.E. Corner of said Lot 3 and the S.W. corner of Lot 2 of The Point Addition, and continuing S 89 degrees 46' 30" E in-all 335.0' to the S.E. corner of said Lot 2 and also being the N.E. corner of said Lot 1, being point for corner monumented by a 1.2" dia. iron rod;

THENCE S 00 degrees 24' 10" W, along the East line of said Lot 1, a distance of 250.0' to the S.E. corner of said Lot 1, being point for corner monumented by a chain link fence steel post;

THENCE N 89 degrees 46' 30" W, along the South line of said Lot 1, a distance of 429.47' to point for corner and to the S.W. corner of said Lot 1, said corner being in the East right-of-way line of S. Cedar Ridge Drive, a 100.0' right-of-way and monumented by a 7/8" dia. iron rod;

THENCE Northerly along the East right-of-way line of said S. Cedar Ridge Drive, being a curve to the right having a radius of 550.0', a central angle of 30 degrees 27' 30", a length distance of 292.38' to the Point of Beginning and encompassing all of Lot 1 and Lot 5, The Point Addition and encompassing 127,920.543 Square Feet or 2.9367 Acres of Land to become and herein dedicated as Lot 1-A, The Point, an addition to the City of Duncanville,
Dallas County, Texas.

U-HAUL STORAGE PLUGERVILLE, PLUGERVILLE, TX (883-023):
Lots 7, 8, and 9, Block B, THREE POINT ACRES, SEC. 1, an addition in Travis County, Texas, according to the map or plat thereof recorded in Book 7, Page 173, Plat Records of Travis County, Texas, SAVE AND EXCEPT, however, that portion of Lots 8, and 9, Block B, THREE POINT ACRES, SEC. 1, conveyed to the City of Austin by Street Deed dated July 30, 1986, recorded in Volume 9889, Page 32, Real Property Records of Travis County, Texas, to which reference is hereby made and incorporated herein for all intents and purposms.

U-HAUL STORAGE STATE STREET, SANTA BARBARA, CA (883-006):
A leasehold as created by that certain Ground Lease dated April 21, 1981, executed by La Cumbre Mutual Water Company, a California Corporation, as lessor, and La Cumbre Development Associates, a Limited Partnership, as lessee, and recorded September 2, 1982 as Instrument No. 82-36923 of Official Records, for the term and upon and subject to all of the provisions therein contained, and as contained in the First Amendment to Ground Lease executed by La Cumbre Water Company, a California Corporation, as lessor, and La Cumbre Development Associates, a Limited Partnership, as lessee, recorded July 11, 1983 as Instrument No. 83-35361 of Official Records.

The interest of La Cumbre Development Associates, a Limited Partnership as lessee under the above referenced Ground Lease was assigned by Mesne assignments to: California Mini Storage, Ltd., A Texas Limited Partnership, by an Assignment of Ground Lease dated November 15, 1985 and recorded November 18, 1985 as Instrument No. 85-61875, with respect to all that certain land situated in the City of Santa Barbara, County of Santa Barbara, State of California, described as follows:

Parcel One:

Commencing at a 4 inch by 4 inch redwood stake 4 feet long set in the ground about 2 feet on the East line of Pueblo Lot No. 25, from which a 4 inch by 4 inch redwood stake set at the Northeast corner of said Pueblo Lot bears North 0 degrees 11' East 343.76 feet; thence at right angles to said East Line of Pueblo Lot No. 25 or North 89 degrees 49' West 223.0 feet to another 4 inch by 4 inch redwood stake; thence South 0 dgrees 11' West 205.64 feet to the Northerly line of the Southern Pacific Company's 100 foot right of way North of center line of main track; thence South 77 degrees 10' East 228.6 feet to the said Eastern line of Pueblo lot No. 25; thence North 0 degrees 11' East along the said Eastern line 254.75 feet to the place of beginning.

Parcel Two:

Beginning  at the intersection of the Southerly line of Hollister
Avenue  with the Easterly line of Outside Pueblo Lot  25; thence
South 89 degrees 33'30" West along the Southerly line of Hollister Avenue, a distance of 30.00 feet to the Northwesterly corner of that tract of land conveyed to La Cumbre Mutual Water Company, by deed dated September 29, 1948, and recorded with the County Recorder of Santa Barbara County, State of California, in
Official Records Book 811, at page 224; thence South 0 degrees 11' West along the West line of the above mentioned land of La Cumbre
Mutual Water Company, a distance of 308.25 feet to the Southwesterly corner of said La Cumbre Mutual Water Company tract; thence South 89 degrees 49' East, a distance of 30.00 feet to the East line of said Outside Pueblo Lot 25; thence, North 0 degree 11' East, along the East line of said Lot 25, a distance of 308.25 feet to the point of beginning.

Excepting from Parcels One and Two above all buildings and improvements located thereon which buildings and improvements are and shall remain real property.

Parcel Three:

All buildings and improvements located on the land described in Parcel One and Two above, as conveyed by Deed from Lance Alworth, an unmarried man to California Mini Storage, Ltd., a Texas Limited Partnership recorded November 18, 1985 as Instrument No. 85-61874 of Official Records.

U-HAUL STORAGE SPRING VALLEY, SPRING VALLEY, CA (883-007):
THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE COUNTY  OF
SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1:

LOT 18, LA PRESA ACRES, IN THE COUNTY OF SAN DIEGO, STATE OF
CALIFORNIA, ACCORDING TO MAP THEREOF NO. 2135,  FILED IN THE
OFFICE OF THE COUNTY RECORDER, OF SAN DIEGO COUNTY, OCTOBER 17, 1928.

Parcel 2:

ALL OF THE EAST ONE-THIRD OF LOT 24 IN BLOCK 8 OF THE SUBDIVISION
OF TRACT "H" OF RANCHO JAMACHA, IN THE COUNTY OF SAN DIEGO, STATE
OF  CALIFORNIA, ACCORDING TO MAP THEREOF NO. 812,  FILED IN THE
OFFICE  OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 21, 1896.

EXCEPTING THEREFROM THE SOUTH 553.00 FEET.

ALSO  EXCEPTING THEREFROM THE WEST 95.00 FEET OF THAT PORTION  OF
SAID  EAST  ONE-THIRD OF LOT 24 LYING NORTH OF THE  SOUTH 553.00
FEET THEREOF.

Parcel 3:

THE EAST 45.00 FEET OF THE WEST 95.00 FEET OF THE EAST ONETHIRD OF LOT 24 IN BLOCK 8 OF THE SUBDIVISION OF TRACT "H" OF JAMACHA RANCHO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 812, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, FEBRUARY 21, 1896, LYING NORTH OF THE SOUTH 553.00 FEET OF SAID LOT 24.

U-HAUL STORAGE KELLER LAKE, MAPLEWOOD, MN (883-011):
The  East  210  feet  of the West 250 feet of Block  20, Clifton
Addition  Ramsey  County,  Minnesota.   Subject  to  State Truck
Highway No. 36, and further rights, easements and conveyances to State of Minnesota under File Nos. 1538655, 1538656 and 1539997. Together with an easement for driveway purposes over the Southerly 40 feet of the West 20 feet of the East 230 feet of the West 250 feet of Block 20, Clifton Addition; and subject to an easement for driveway purposes over the Southerly 40 feet of the West 20 feet of the East 210 feet of the West 250 feet of Block 20, Clifton Addition.

AND

The  West 250 feet of Block 23, Clifton Addition, Ramsey County,
Minnesota.  Abstract.

U-HAUL STORAGE HEFNER, OKLAHOMA CITY, OK (883-013):
Tract 1

Lots Thirty (30), Thirty-one (31) and Thirty-two (32), in Block Thirteen (13), COLLEGE PARK ADDITION to Oklahoma City, Oklahoma County, Oklahoma, and the South Ten feet (10') of the vacated Twenty foot (20') alley abutting said Lots 31 and 32 and all of the vacated Eighty foot (80') Walker Avenue abutting said Lot 32 and the South Ten feet (10') of vacated alley, all as shown on the plat recorded in Book 13 of Plats, page 53.

Tract 2

All of Lots Twenty-five (25) through Thirty-two (32), both inclusive, and the South 27.50 feet of Lots Seventeen (17) through Twenty-Four (24), both inclusive, all in Block Five (5),
COLLEGE   PARK  ADDITION  to  Oklahoma  City,  Oklahoma County,
Oklahoma, and all of the vacated alley lying between said Lots 25-32 and Lots 17-24, and the East Seventy-five feet (75') of vacated Eighty foot (80') Walker Avenue abutting said Lot 25, Twenty foot (20') vacated alley and the South 27.5 feet of Lot 24, all as shown on the plat recorded in Book 13 of Plats, page 53.

Tract 3

A part of Block Twelve (12), Block Four (4) and Block Five (5) and the vacated streets and alleys adjoining said Blocks, as shown on the recorded plat of COLLEGE PARK ADDITION to the City of Oklahoma City, Oklahoma County, Oklahoma, and said part of Blocks 4, 5, and 12 and said vacated streets and alleys being
more   particularly  described  as  follows:  BEGINNING at the
Southwest corner of Lot thirty (30), of said Block Four (4); Thence North parallel to the West right-of-way line of the vacated North Walker Avenue a distance of 368.78 feet to a point on the North right-of-way line vacated N.W. 109th Street; Thence East and parallel to the said right-of-way line a distance of
105.00 feet to the East right-of-way line of vacated North Walker Avenue; Thence North along said East right-of-way line a distance of 150.00 feet to a point on the centerline of the vacated alley in Block 12; Thence East along said centerline a distance of
300.00 feet; Thence South along the East line of Lot 36 in said Block 12 and said East line extended a distance of 187.50 feet to a point on the centerline of vacated N.W. 109th Street; Thence West along said centerline a distance of 100.00 feet; Thence South along the East line of Lot 17, Block 5 and said East line extended, a distance of 150.00 feet to a point 27.50 feet North of the Southeast corner of said Lot 17; Thence West and parallel to the centerline of vacated N.W. 109th Street a distance of
275.00 feet; Thence South and parallel to the West line of vacated North Walker Avenue a distance of 181.29 feet to the North line of Hefner Road; Thence West along said North line a distance of 30.00 feet to the point or place of beginning.

Tract 4

A portion of Blocks Five (5) and Twelve (12) as shown on the recorded plat of COLLEGE PARK ADDITION to the City of Oklahoma City, Oklahoma County, Oklahoma, and said portion being more particularly described as follows: The West 22.00 feet of Lot 4, all of Lots 5-12, both inclusive, all of Lots 3740, both inclusive in said Block 5; All of the South one-half (1/2) of the now vacated N.W. 109th Street abutting the West 22 feet of Lot 4 and all of Lots 5-12, both inclusive, in said Block 5; the North one-half (1/2) of the now vacated alley abutting the West 22.00 feet of Lot 4 and all of Lots 5-12, both inclusive, in said Block 5; and the South one-half (1/2) of the now vacated alley abutting Lots 37-44, both inclusive, and the West 22.00 feet of Lot 45, all in said Block 5, and all of Lots 41-44 LESS AND EXCEPT the South 122.84 feet thereof, and the West 22 feet of Lot 45 LESS AND EXCEPT the south 122.84 feet thereof, all in said Block 5;
All of Lots 1-24, both inclusive, all of Lots 3748, both inclusive, in said Block 12; the North one-half (1/2) of the now vacated N.W. 109th Street abutting lots 37-48, both inclusive, in said Block 12; the North one-half (1/2) of the now vacated alley abutting Lots 1-24, both inclusive, in said Block 12; and the South one-half (1/2) of the now vacated alley abutting Lots 37-48, both inclusive, in said Block 12.

U-HAUL STORAGE LINCOLN PARK, OKLAHOMA CITY, OK (883-014):

Tract 5

All of Block One (1) BEVERLYS HILLS ADDITION, in Oklahoma County, Oklahoma according to the recorded plat thereof: LESS AND EXCEPT the following described tract: A portion of Lots Seven (7), Eight (8) and Nine (9). In Block One (1): BEGINNING at the Southeast corner of Lot 8: Thence North 89 deg. 50'52" East along the South line of Lot 9, a distance of 30.93 feet: Thence North 0 deg. 09'08" West and parallel to and 30.93 feet East of the West line of Lot 9, a distance of 100.00 feet: Thence South 89 deg. 50'52" West and parallel to and 100 feet North of the South line of Block 1, a distance of 200.00 feet to a point on the East line of Grand Boulevard, said point also being on the West line of Block 1: Thence Southeasterly along the East right-of-way line of Grand Boulevard, said line being a curve to the left with a radius of 2192.00 feet a distance of 31.08 feet to a
point:   Thence Southeasterly along a curve to the left having  a
central angle of 75 deg. 24'00" and a radius of 93.39 feet a distance of 122.90 feet to a point of tangency: Thence North 89 deg. 50'52" East along the South line of Lot 8, a distance of
71.20 feet to the point or place of beginning.

Tract 7

A portion of Lots Seven (7), Eight (8) and Nine (9), in Block One
(1): BEGINNING at the Southeast corner of Lot 8: Thence North 89 deg. 50'52" East along the South line of Lot 9, a distance of
30.93 feet: Thence North 0 deg. 50'52" West and parallel to and
30.93 feet East of the west line of Lot 9, a distance of 100.00
feet:   Thence South 89 deg. 50'52" West and parallel to and 100
feet North of the South line of Block 1, a distance of 200.00 feet to a point on the East line of Grand Boulevard, said point being also on the West line of Block 1: Thence Southeasterly along the East right-of-way line of Grand Boulevard, said line being a curve to the left with a radius of 2192.00 feet a distance of 31.08 feet to a point: Thence Southeasterly along a curve to the left having a central angle of 75 deg. 24'00" and a radius of
93.39 feet a distance of 122.90 feet to a point of tangency:
Thence North 89 deg. 50'52" East along the South line of Lot 8, a distance of 71.20 feet to the point or place of beginning.

U-HAUL STORAGE BETHANY, OKLAHOMA CITY, OK (883-015):
TRACT 6

A  part  of Section Twenty-one (21), Township Twelve (12) North,
Range  Four  (4)  West of the Indian Meridian,  Oklahoma County,
Oklahoma, more particularly described as follows:

Beginning at a point on the East line of Section 21, 462.00 feet North of the Southeast corner of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma County, Oklahoma; Thence West and parallel with the South line of said quarter section a distance of 656.20 feet; (measured 655.88); Thence South and parallel with the East line of said quarter section a distance of 312.00 feet; Thence East and parallel with the South line of said quarter section a distance of 126.88 feet; Thence North and parallel with the East line of said quarter section a distance of 50.0 feet; Thence East and parallel with the South line of said quarter section a distance of 234.0 feet; Thence North and parallel with the East line of said quarter section a distance of 95.0 feet; Thence East and parallel with the South line of said quarter section a distance of 65.0 feet; Thence North and parallel with the East line of said quarter section a distance of 117.0 feet; Thence East and parallel with the South line of said quarter section a distance of 230.0 feet to a point on the East line of Section 21; Thence North 50 feet to the point or place of beginning.

Actual Property Description as shown on survey dated July 15, 1994, by James D. Franklin, Registered Land Surveyor No. 189.

A  part  of Section Twenty-one (21), Township Twelve (12) North,
Range  Four  (4)  West of the Indian Meridian,  Oklahoma County,
Oklahoma, more particularly described as follows:

Beginning at a point on the East line of Section 21, 462 feet North of the Southeast corner of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma County, Oklahoma; thence South 89 degrees 57'00" West a distance of 655.88 feet to a point in the East line of Paynes Gardens Addition (Plat Book 26, Number 100, Oklahoma County, Oklahoma); thence South 00 degree 01'00" West on the East line of said Paynes Gardens Addition to Oklahoma County a distance of 312.00 feet; thence North 89 degree 57'00" East a distance of 126.88 feet; thence North 00 degrees 01'00" East a distance of 50.00 feet; thence North 89 degrees 57'00" East a distance of 234.00 feet; thence North 00 degree 01'00" East a distance of 95.00 feet; thence North 89 degrees 57'00" East a distance of 65.00 feet, thence North 00 degree 01'00" East 117.00 feet; thence North 89 degrees 57'00" East a distance of 230.00 feet to the East line of Section 21, Township 12 North, Range 4 West of the Indian Meridian; thence North
00 degrees 01'00" East along said East Section line a distance of
50.00 feet to the point of beginning.

AND

A  part  of  the  Southeast Quarter (SE/4) of Section Twenty-one
(21), Township Twelve (12) North, Range Four (4) West of the Indian Meridian, in Oklahoma County, Oklahoma, more particularly described as follows: BEGINNING at a point on the East line thereof, 462 feet North of the Southeast corner of SE/4; Thence North along said East line 66 feet; Thence West 330 feet; Thence South 66 feet: Thence East 330 feet to the East line thereof, the point or place of beginning.

AND

A  part  of  the  Southeast Quarter (SE/4) of Section Twenty-one
(21), Township Twelve (12) North, Range Four(4) West of the Indian Meridian, in Oklahoma County, Oklahoma, more particularly described as follows: BEGINNING at a point 528 feet North of the Southeast corner of said Quarter Section; Thence North 66 feet; Thence West 330 feet; Thence South 66 feet; Thence East 330 feet to the point or place of beginning.

Said two tracts more particularly described as follows, as shown on survey dated July 15, 1994, by William D. Brollier, Registered
Land Surveyor No. 1129:

Being a tract of land in the Southeast Quarter of Section 21, Township 12 North, Range 4 West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma, which is the land described in deed recorded in Book 6430, Page 1657 of the Oklahoma County Clerks Office, being more particularly described as:

Commencing at a nail with "E.D. Hill, L.S. 13" shiner found as the Southeast corner of said Section 21; thence on the East line of said Section 21, North 00 degrees 01'00" East (Deed = North) 462.40 feet (Deed = 462 feet) to the point of beginning of the herein described tract, from which a found iron rod with plastic "E.D.
Hill, L.S. 13" cap bears 50.00 feet at South 89 degree 57'00" West; thence continuing on the East line of said Section 21 North
00 degrees 01'00" East 132.00 feet to the Northeast corner of the herein described tract, from which a found iron rod with plastic "E.D.
Hill, L.S. 13" cap bears 50.00 feet at South 89 degrees 57'00" West; thence departing said East line, South 89 degree 57'00" West (Deed =
West) 330.00 feet to a #3 rebar with orange plastic "CA 1628" cap set as the Northwest corner of the herein described tract; thence
South 00 degrees 01'00" West (Deed = South) 132.00 feet to a #3 rebar with orange plastic "CA 1628" cap set as the Southwest corner of the herein described tract, said point being on the North line of the land described as tract 6 in Quit Claim Deed recorded in Book
6487, Page 1783 of the Oklahoma County Clerks Office; thence on the South line of the herein described tract and the North line of said Tract 6 North 89 degrees 57'00" East (Deed = East) 330.00 feet to the point of beginning.

U-HAUL STORAGE HARRY HINES, DALLAS, TEXAS (883-022):
BEING a tract or parcel of land situated in the Wm. Moneyham Survey, Abstract No. 946,778 Dallas County, Texas and also being all of Lot 7, city Block B/6519, Jack Lively's Subdivision
(Unrecorded)   and  said  tract,  parcel  or   lot   being more
particularly described by metes and bounds as follows:

BEGINNING at found "X" in concrete in the Westerly R.O.W. line of Harry Hines Blvd., said Point being South 20 Degrees 31 minutes East, a distance of 245.6 feet from the Southeasterly end of a diagonal R.O.W. (clip corner) connecting the Westerly R.O.W. line of Harry Hines Blvd. (164.0 foot R.O.W.) with the Southerly R.O.W. line of Southwell Road (60.0 foot R.O.W.); said Beginning Point being the Northeast corner of said Lot 7;

THENCE South 20 degrees 31 minutes East along the Westerly R.O.W. line of Harry Hines Blvd. and along the Easterly line of said Lot 7, a distance of 180.0 feet to iron pin for corner being the Southeast corner of said Lot 7 and the Northeast corner of Lot 8 of said unrecorded subdivision; as monumented by 1/2 inch iron rod in concrete as found;

THENCE South 81 degrees 42 minutes West along the South line of said Lot 7 and along the North line of said Lot 8, a distance of
439.209 feet for corner being the Southwest corner of said Lot 7 and the Northwest corner of said Lot 8 and said point also being in the Easterly line of Lot 14 of said unrecorded subdivision; as monumented by found capped rod;

THENCE North 13 degrees 10 minutes 24 seconds West along the Westerly line of said Lot 7 and along the Easterly line of Lots 14, 15 and 16, respectively of said unrecorded subdivision, a distance of 229.624 feet for corner being the Northwest corner of said Lot 7 and the Northeast corner of Lot 16, the Southeast corner of Lot 3 and the Southwest corner of Lot 4 of said unrecorded subdivision; as monumented by found 1/2 inch diameter iron pipe;

THENCE North 88 degrees 52 minutes 34 seconds East along the North line of said Lot 7 and along the South line of Lot 4 and Lot 6, respectively of said unrecorded subdivision, a distance of
423.948 feet to the PLACE OF BEGINNING and encompassing all of Lot 7, City Block B/6519, City of Dallas, Dallas County, Texas; as shown on Jack Livel's Subdivision (Unrecorded), and containing 86,233.85427 Square Feet or 1.97966 acres of land, more or less.

U-HAUL STORAGE GIBRALTER, JACKSON, MS (883-025):

Being part of Gibraltar Heights, Part 3, Jackson, Mississippi, as recorded in Plat Book 15 at Page 12 and a part of Lot 4, Harvey Place Subdivision, as recorded in Surveyor's record Book B at page 89, all in the Chancery Records of Hinds County, Mississippi, and being more particularly described as follows:

Beginning at the Northwest corner of Lot 18, of said Gibraltar Heights, Part 3, and run thence N 0 degrees 39' 19" E, along the
East right-of-way line of Gibraltar Drive, 122.82' to the Southwest corner of the Checkers Drive-in Restaurants, Inc., property as recorded in Deed Book 4220 at page 574 of the aforesaid Chancery Records; run thence S 89 degrees 20' 41" E, along the South boundary of the Checkers property, 153.69' to the Western boundary of the Taylor Hotel Courts, Inc., property as recorded in Deed Book 1344 at Page 540 of the aforesaid Chancery Records; run thence S 0 degrees 39' 19" W, along the Western boundary of the Taylor property, 403.42' to the southeast corner of Lot 15, of said Gibraltar Heights, Part 3, run thence 89 degrees 07' 27" W, along the South boundary of said Lot 15, 153.69' to the Southwest corner thereof;
run thence N 0 degrees 39' 19" E, along the East right-of way line of Gibraltar Drive, 280.00' to the Point of Beginning.

U-HAUL  STORAGE  STRATFORD SQUARE, BLOOMINGDALE,  IL  (883 027):
Lots 10 and 11 in Tower Industrial Subdivision, being a part of the West half of Section 20, Township 40 North, Range 10, East of the Third Principal Meridian, according to the plat thereof recorded July 3, 1985, as document no. R85-52795, in DuPage County, Illinois.

U-HAUL STORAGE HOFFMAN ESTATES, HOFFMAN ESTATES,  IL  (883 028):
Lots 16 and 17 in BARRINGTON SQUARE INDUSTRIAL CENTER, UNIT NUMBER 2, being a subdivision of part of fractional Section 6, Township 41 North, Range 10 East of the Third Principal Meridian, in Cook County, Illinois.

U-HAUL STORAGE OCALA, OCALA FL (883-031):
That certain piece, parcel and tract of land located in Marion County, Florida and described as follows:

Beginning at a point on the East boundary of the Northeast 1/4 of
Section 4, Township 16 South, Range 22 East, 827.09 feet North of the Southeast corner of said Northeast 1/4, thence run North along said East boundary 1001.06 feet, thence North 89 deg. 57 min. 30 sec. West 785.93 feet, thence South 26 deg. 30 min. 45 sec. East
493.89 feet, thence North 89 deg. 57 min. 30 sec. West 400 feet to the East right-of-way line of U. S. Highway No. 441, thence South 26 deg. 30 min. 45 sec. East along said right-ofway line
67.05 feet, thence South 89 deg. 57 min. 30 sec. East 400 feet, thence South 26 deg. 30 min. 45 sec. East to a point which is North 89 deg. 57 min. 30 sec. West of the POINT OF BEGINNING, thence South 89 deg. 57 min. 30 sec. East 286 feet, more or less to the point of beginning.

AND

Commence  at  the  Southeast corner of the NE 1/4 of Section  4,
Township 16 South, Range 22 East, thence North 1828.15 feet, thence West 785.93 feet for a Point of Beginning, thence West 400 feet, thence Southeasterly along and with the Easterly right-of-way line of U. S. Highway 441, 560.94 feet, thence East 400 feet, thence Northwesterly parallel to the East right-of-way line of U.
S. Highway 441, 560.94 feet to the Point of Beginning LESS the South 60 feet thereof, and ALSO LESS the following: Commencing at the SE corner of the NE 1/4 of Section 4, Township 16 South, Range 22 East, and proceed North, along the East boundary line of said NE 1/4, a distance of 1828.15 feet, thence West, a distance of
785.93 feet to a concrete monument at the Point of Beginning of the Parcel of Land as described herein, thence S. 89 degrees 35'35"W., a distance of 399.58 feet to a concrete monument on the Easterly right-of-way line of U.S. Highway No. 441, thence S. 26 degrees 42'56"E., along said right-of-way line a distance of
247.02  feet  to  a  concrete monument,   thence  N.  89 degrees
35'35"E., a distance of 399.54 feet to a concrete monument, thence N. 26 degrees 42'26".

U-HAUL STORAGE EUSTIS, EUSTIS, FL (883-032):
The West 500 feet of the following parcel:

That Part of the South 1/2 of the Southwest 1/4 of the Northeast 1/4 of
Section 22, Township 19 South, Range 26 East, lying North of the
Northerly line of State Road 19 (a/k/a U.S. Highway 441) Lake County Florida.

U-HAUL STORAGE ORANGE CITY, DEBARY, FL (883-033):
That part of the Northeast 1/4 of Section 26, Township 18 South, Range 30 East, excepting that part of the aforesaid property lying in the Orange City to Enterprise Road, Volusia County, Florida, and excepting that portion West of Enterprise Road, and except the North 1267.25 feet thereof, being more particularly described as follows: Commence at the Southeast corner of the North 1267.25 feet of said Northeast 1/4, run thence West along the South line of the North 1267.25 feet of said Northeast 1/4, a distance of 786.10 feet to the point of beginning, thence continue West along the said South line of the North 1267.25 feet a distance of 650.00 feet to the Easterly right-of-way line of Enterprise Road, thence run South 24 degrees 13'52" East along said Easterly right-of-way line a distance of 219.32 feet; thence run East parallel with the South line of the North 1267.25 feet a distance of 559.99 feet; thence run North a distance of 200.00 feet to the point of beginning, Volusia County, Florida.

U-HAUL STORAGE NEW SMYRNA, NEW SMYRNA, FL (883-034):
Lots  1, 2, 3, 4, and 5 and the Northerly 55 feet of Lot 6, Block
C, WARMACK'S SUBDIVISION, as shown on Map in Map Book 8, Page 227 of the Public Records of Volusia County, Florida.

U-HAUL STORAGE SEMINOLE, SEMINOLE, FL (883-036):
Parcel I:

The Northerly 65.0 feet of the Easterly 190.00 feet of the Westerly 240.00 feet of the South half of the Southwest 1/4 of the Northeast 1/4 of Section 34, Township 30 South, Range 15 East,
Pinellas County, Florida.

Parcel II:

That part of the South half of the Southwest 1/4 of the Northeast
1/4 of Section 34, Township 30 South, Range 15 East, Pinellas County, lying West of the 60 foot wide Tampa and Gulf Coast Railroad right-of-way as described in Deed Book 67, on page 151, Pinellas County records, LESS the Westerly 240.00 feet thereof, and LESS the Southerly 418.00 feet thereof.

U-HAUL STORAGE PARK STREET, ST. PETERSBURG, FL (883-037):
That  part  of  Government Lot 1, Section 1, Township  31 South,
Range 15 East, Pinellas County, Florida, being further described as follows:

From the Northeast corner of said Government Lot 1 as a Point  of
Reference: Thence N 88 degrees 46'44" W, along the North line of said Section, 111.01 feet to the point on the Westerly right-of-way line of State Road 695-S. The same being Park Street
Extension as recorded in O.R. Book 2060, Page 388, records of Pinellas County, Florida: Thence S 00 degrees 20'09" W, along said Westerly right-of-way 468.24 feet for a Point of Beginning:
Thence along said right-of-way by the following three courses: 1. S 00 degrees 20'09" West, 160.29 feet; 2. N 89 degrees 39'51"
West, 3.00 feet; 3. S 00 degrees 20'09" West, 74.83 feet; Thence leaving said right-of-way line, N 89 degrees 39'51" West, 577.00 feet to an iron rod set at the top of the bank; thence continue N 89 degrees 39'51" West, to the waters of Long Bayou to a point hereinafter known as Point "C" for convenience; Return thence to the Point of Beginning thence N 89 degrees 39'51" West, 12.00 feet to an iron rod set at the approximate mean high water line of Long Bayou; thence along the waters of said Long Bayou and
binding   therewith   in  a  Southwesterly   direction to the
aforementioned Point "C", containing 3.558 acres more or less by polar planimeter.

U-HAUL STORAGE BRUNSWICK, BRUNSWICK, ME (883-038):
All that certain parcel of land with the buildings thereon situated on Route 24 in Brunswick, Cumberland County, State of
Maine, all more particularly described as follows, to wit:

Commencing at iron pin in the ground in the easterly side of Route 24, so-called, and the northern most point of that land conveyed to William F. Slattery by deed of Ann E. Snow dated May
31, 1983, recorded in Cumberland County Registry of Deeds in Book
6108, Page 334; thence 39 degrees 00' 45" E seven hundred sixty and sixty-three hundredths feet (760.63') along the westerly bound of land now or formerly of the heirs of Claudia Messier; thence S
37 degrees 48' 10" E five hundred thirty-eight and seventy-six hundredths feet (538.76') along the westerly bound of land now or formerly of the heirs of Claudia Messier to an iron pin in the ground and land known as Coastal Estates; thence N 84 degrees 28'30" W four hundred twenty-two and sixty-five hundredths feet (422.65') along the northerly bound of Coastal Estates to an iron pin in the ground thence S 13 degrees 13' 15" W twelve and twelve hundredths feet (12.12') to a point on the easterly side of Route 24; thence northerly along the easterly side of Route 24 and following a curve to the left, the radius of which is two thousand nine hundred fourteen and ninety-three hundredths feet (2,914.93') two hundred one and one hundredths feet (201.01') to a monument;
thence N 21 degrees 43' 30" W along the easterly side of Route 24 eight hundred fifty-nine and forty-four hundredths feet (859.44') to an iron pin in the ground and the point of beginning.

PARCEL  22  (U-HAUL  STORAGE SWANSEA, SWANSEA, MA) (100092)(883-041):
A certain tract or parcel of land located in Swansea, Bristol County, Commonwealth of Massachusetts, situated on the southerly side of Route 6, Grand Army Highway, so called, shown and delineated as Lot 23A upon a plan of land entitled: "Plan of Land in Swansea, MA., Prepared for Roland Levesque, R.F. Geisser
&  Associates, Inc., Consulting Engineers, East Providence, R.I.,
Scale: 1" = 40', Date: Aug. 24, 1988" - recorded with the Bristol County (Fall River District) Registry of Deeds at Plan
Book  89, Page 1.  Said Lot 23A contains, according to said plan,
3.09 acres, more or less.

Said land is otherwise described as follows:

Beginning at a point in the westerly sideline of Sears Street at its intersection with the southerly sideline of Route 6; thence running S. 04 degrees 40' 48" E., a distance of 550.00 feet to a point for a corner; thence turning and running S. 88 degrees 16' 56" W., a distance of 330 feet to a point for a corner; thence turning and running N. 01 degrees 43' 03" W., a distance of 140 feet to a point; thence turning and running N. 67 degrees 49' 13" E., a distance of 72 feet to a point for a corner; thence turning and running N. 10 degrees 16' 38" E., a distance of 440 feet to the southerly sideline of Route 6; thence turning and running in line of said Route 6, S.
73 degrees 44' 21" E., a distance of 150 feet to the point and place of beginning.

PARCEL  23  (U-HAUL  STORAGE HANOVER, HANOVER, MA) (100093)(883-042):
All  that  certain  parcel  of land with  the  buildings thereon
situated   at   49   Frank's  Lane,  Hanover,  Plymouth County,
Massachusetts, more particularly described a follows:

      A certain parcel of land situated on the northwesterly side of Frank's Lane as shown on the plan referred to below, in the Town of Hanover, in the County of Plymouth and the Commonwealth of Massachusetts, bounded and described as follows:

                Beginning  at  a point on the northwesterly side line  of
Frank's   Lane  at  the  northeasterly  corner  of  Lot 4 and
southeasterly corner of Lot 3 on said plan; thence

N79-23-30 W    A  distance of four hundred twenty-one and twenty-
               four hundredths feet (421.24) to a point; thence

N05-24-08 W    A  distance of four hundred ninety-six and sixty-
               eight hundredths feet (496.68) to a point; thence

N04-21-13 W    A  distance of two hundred eighty-five and twenty-
               six hundredths feet (285.26) to a point; on the southerly side of Henry's Lane and last two (2) courses bounding on a portion of land of BCG
               Realty Trust and on J.D. and M.A. Halloran, James
               R.  and  Marylin  J. Grande, John and Deborah  L.
               Mahoney  and  Ann  Murphy and  Ellen  J. Griffin;
               thence

N84-19-12 E    A  distance  of  one hundred sixty-four and
               thirteen hundredths feet (164.13) to a point;
               thence

N81-52-53 E    A distance of two hundred seventeen and fifty-
               one hundredths feet (217.51) to a point; the previous two (2) courses bounding Henry's Lane;
               thence

S13-07-55 E    A  distance of five hundred seventy-two and
               ten hundredths feet (572.10) to a point;
               thence

Southeasterly  and  curving to the left along the arc of  a
               curve having a radius of three thousand nine hundred eighty-two and fifty-six hundredths feet (3982.56) a length of one hundred sixtyeight and three hundredths feet (168.03) to a point; the previous two courses bounding Lot 1 on said plan; thence

Southwesterly  and  curving to the left along the arc of a curve having a radius of two hundred seventy-five and no hundredths feet (275.00), a length of two hundred and no hundredths feet (200.00) to the point of beginning.

The above described parcel of land contains an area of 369,287 square feet or 8,477 acres, and is more particularly shown as Lot - 3 on a Plan entitled: "Lot Layout Plan, Definitive Subdivision in Hanover, Mass. on Washington Street, Owners: BCG Realty Trust", Scale 40 feet to an inch, dated November 21, 1984 and revised March 4, 1985, prepared by BSC Loring H. Jacobs Co.

293 R Washington Street, Norwell, MA 02061 recorded as Plan No. 596 of 1985 with said Registry in Plan Book 25, Page 914.

PARCEL 24 (U-HAUL STORAGE CHEEKTOWAGA, CHEEKTOWAGA,
NY)(100094)(883-043):
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate, lying and being situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Lot No. Fifteen (15), Township Eleven (11), Range Seven (7) of the Holland Land Company's Survey, more particularly described as follows:

Beginning at a point at the intersection of the east line of Ludwig Avenue and the northwesterly corner of lands conveyed to Wikel Mfg. Co. of New York Inc. by deed recorded in Liber 9240 of Deeds at Page 606; thence northerly along the east line of Ludwig Avenue, a distance of 281.40 feet to the southerly line of lands conveyed to Willis Miller and Marlene Miller, his wife, by deed recorded in Liber 9120 of Deeds at Page 544; thence easterly along said south line of the aforementioned lands, a distance of 200 feet; thence northerly parallel with the east line of Ludwig Avenue, a distance of 150 feet to a point; thence easterly at an interior angle of 90 degrees a distance of 287.14 feet to a line drawn parallel with the west line of Great Lot No. 15, 18 chains and 18 links east therefrom, as measured at right angles thereto, as set forth on a Map attached to a deed to Alan Kennedy and recorded in Liber 35 of Deeds at Page 181; thence southerly along said line, a distance of 431.40 feet to the north line of lands conveyed to Wikel Mfg. Co. of New York Inc. by deed recorded in Liber 9240 of Deeds at Page 606; thence westerly a distance of
487.74 feet to the point of beginning, being a parcel containing
4.14 acres more or less.

U-HAUL STORAGE KINGSTON, KINGSTON, NY (883-067):
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, with the buildings and improvements thereon erected, situate lying and being in the Town of Ulster, Ulster County, New York,

BEGINNING  at  a  recovered bar on the Easterly  side  of Ulster
Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of F.H.H.
Realty, Inc., Liber 1749 Page 294, and running:
      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 degrees 30' 00" East, 23.00 feet to a point at the Southwesterly corner of lands of The Juhl Corporation, Liber 2296 Page 126;
      2) thence along the Southerly line of lands of The Juhl Corporation, South 65 degrees 37' 30" East, 403.02 feet to a point on the Westerly line of lands of Consolidated Rail Corp.
      3) thence along the Westerly line of lands of Consolidated Rail Corp. the following courses and distances:
South 14 degrees 32' 00" West, 326.76 feet to a point'
      4) thence South 17 degrees 08' 00" West, 246.21 feet to a point at the Northeasterly corner of lands of the Estate of Mary Lay, Liber 496 Page 136, said lands also being a thirty (30') foot right of way:
      5) thence along the Northerly line of lands of Estate of Mary Lay and said right of way, North 71 degrees 47' 00" West, 180.89 feet to a point on the Southeasterly corner of lands of Pizza Hut of America Inc., Liber 1522 Page 124;
      6) thence along the Easterly line of lands of Pizza Hut of America Inc., North 17 degrees 08' 00" East, 99.54 feet to a point on the Southerly line of lands of Harold E. and Sowia Kent, Liber 1877 Page 169 and Liber 2024, Page 21;
      7) thence along the Southerly line of lands of Kent, South 71 degrees 47' 00" East, 120.00 feet to a point said point being the Southeasterly corner of lands of Kent;
      8) thence along the Easterly line of lands of Kent, North 10 degrees 28' 00" East, 148.00 feet to a point on the Southerly line of lands of Martin Gruberg and others, Liber 1787 Page 148 and
Liber 1893 Page 228;
      9) thence along the Southerly line of lands of Gruberg and others, South 71 degrees 47' 00" East, 28.07 feet to a recovered iron bar being the Southeasterly corner of lands of Gruberg;
     10) thence along the Easterly line of lands of Gruberg, North 15 degrees 18' 00" East, 190.00 feet to a point, said point being the Northeasterly corner of lands of Gruberg and others;
     11) thence along the Northerly line of lands of Gruberg and others North 65 degrees 31' 00" West, 254.87 feet to a recovered iron bar at the Southeasterly corner of lands of F.H.H. Realty, Inc.;
     12) thence along the Easterly line of lands of F.H.H. Realty, Inc., North 24 degrees 22' 30" East, 116.21 feet to a recovered iron bar being the Northeasterly corner of lands of F.H.H. Realty Inc.;
     13) thence along the Northerly line of lands of F.H.H. Realty, Inc., North 65 degrees 37' 30" West, 163.98 feet to the place of beginning.
Containing: 1.874 Acres

All bearings are referred to Magnetic North as of 1965.

The above described premises have the right to the use of a twenty-eight (28) foot wide right of way recorded in Liber 1749
Page 290, more particularly described as follows:

BEGINNING at a recovered iron bar on the Easterly side of Ulster
Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of F.H.H.
Realty Inc., Liber 1749 Page 294, and running:
      1) thence from said point of beginning along the Northerly line of lands of F.H.H. Realty, Inc. South 65 degrees 37' 30" East,
28.00 feet to a point;
      2) thence through the lands of F.H.H. Realty, Inc., South 23 degrees 30' 00" West, 67.30 feet to a point;
      3) thence continuing through the lands of F.H.H. Realty, Inc., North 65 degrees 31' 00" West, 28.00 feet to a point on the Easterly side of Ulster Avenue Mall;
      4) thence along the Easterly side of Ulster Avenue Mall, North 23 degrees 30' 00" East, 67.25 feet to the place of beginning.
Containing: 0.043 Acres

All bearings are referred to Magnetic North as of 1965.

The  above described premises are also subject to a twenty three
(23') foot wide permanent easement and right of way recorded in Liber 1749 Page 290, more particularly described as follows:

BEGINNING at a recovered iron bar on the Easterly side of Ulster
Avenue Mall, said point also being the Northwesterly corner of lands of F.H.H. Realty, Inc., and running:
      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 degrees 30' 00" East, 23.00 feet to a point on the Southerly line of lands of The Juhl Corporation, Liber 2296 Page 126;
      2) thence along the Southerly line of lands of The Juhl Corporation, South 65 degrees 37' 30" East, 164.33 feet to a point;
      3) thence through the lands to be conveyed to Amerco Real Estate Company, South 24 degrees 22' 30" West, 23.00 feet to a recovered iron bar at the Northeasterly corner of lands of F.H.H. Realty, Inc., Liber 1749 Page 294;
      4) thence along the Northerly line of lands of F.H.H. Realty Inc., North 65 degrees 37' 30" West, 163.98 feet to the place of beginning.
Containing: 0.087 Acres

All bearings are referred to Magnetic North as of 1965.

The above described premises have the right to the use of a thirty (30) foot wide easement for ingress and egress, more particularly described as follows:

BEGINNING at a point on the Easterly side of Ulster Avenue Mall, formerly New York State Highway Route US 9W, said point being the
Northwesterly  corner  of lands of Amerco  Real  Estate Company,
Liber 2162 Page 210, and running:
      1) thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 10 degrees 28' 00" East, 30.27 feet to a point at the Southwesterly corner of lands of Pizza Hut of America, Inc., Liber 1522 Page 124, and running:
      2) thence along the Southerly line of lands of Pizza Hut of America, Inc., South 71 degrees 47' 00" East, 409.23 feet to a point on the Westerly line of lands of Consolidated Rail Corp.;
      3) thence along the Westerly line of lands of Consolidated Rail Corp., South 17 degrees 08' 00" West, 30.01 feet to a point at the Northeasterly corner of lands of Ulster Fire District #5,
Liber 1577 Page 187 and Liber 2012 Page 52;
      4) thence along the Northerly line of lands of Ulster Fire District #5 and lands of Amerco Real Estate Company, North 71 degrees 47' 00" West,
405.72 feet to the place of beginning.
Containing 0.281 Acres

All bearings are referred to Magnetic North as of 1965.

Reserving unto the Grantor F.H.H. Inc., Its successors or assigns an Easement for purpose of Ingress or Egress over so much of the above described premises as follows:

BEGINNING  at  a  recovered bar on the Easterly  side  of Ulster
Avenue Mall, formerly New York State Highway Route US 9W, said point also being the Northwesterly corner of lands of lands of F.H.H. Realty, Inc. Liber 1749 at page 294, and running:

      Thence from said point of beginning along the Easterly side of Ulster Avenue Mall, North 23 degrees 30' 00" East, 23.00 feet to a point at the Southwesterly corner of lands of the Juhl Corporation, Liber 2296 at Page 126;

      Thence along the Southerly line of lands of The Juhl Corporation, South 65 degrees 37' 30 East, 164.33 feet to a point.

      Thence on a course of South 24 degrees 22' 30" West 23 feet to a point.

      Thence on a course of North 65 degrees 37' 30" West 163.98 feet to the Easterly line of Ulster Avenue Mall.

U-HAUL STORAGE HIGHTSTOWN, HIGHTSTOWN, NJ (883-045):
Land and premises situate in the Township of Monroe, County of Middlesex and State of New Jersey, being more particularly described as follows:

ALL that certain lot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Township of Monroe, County of Middlesex and State of New Jersey, bounded and described according to a survey made by International Land Surveying, Inc., dated October 14, 1992, as follows:

BEGINNING at an iron pin set at the Northwesterly corner of Lot
13.05 in Block 4 as shown on the current Monroe Township Tax Map, said being located North 06 degrees 34 minutes 20 seconds East, distant 409.95 feet from the intersection of the Northerly right of way line of New Jersey State Highway Rt. #33 with the common line between Lots 13.02 and 13.05 in Block 4; from said beginning point running;

1) North 06 degrees 34 minutes 20 seconds East, along the common line between Lots 13.07 and 13.02, in Block 4, as shown on said Tax Map, 814.67 feet to an iron pin set; thence

2) South 82 degrees 59 minutes 40 seconds East, along the common line between Lots 13.07 and 9, in Block 4, as shown on above mentioned Tax Map, 400 feet to an iron pin set; thence

3) South 06 degrees 47 minutes 25 seconds West, along the common line between Lot 13.07 and Lots 10, 11.01 and 12.01 in Block 4, as shown on the current Monroe Township Tax Map, 749.02 feet to a concrete monument found; thence

4) South 87 degrees 36 minutes 43 seconds West, along the common line between Lot 13.07 and Lots 13.06 and 13.05, in Block
4, as shown on said Tax Map, 402.04 feet to the point and place of beginning.

BEING known and designated as Lots 13.07, in Block 4, as shown on a filed Map entitled "Monroe Heights," as filed in the Middlesex
County  Clerk's Office on August 15, 1988, as File No. 971,
Map No. 4737.

EXCEPTING THEREOUT AND THEREFROM land as conveyed in Deed from Monroe Heights a New Jersey Partnership, to Rosewood Development Corp., a New Jersey Corporation, dated February 26, 1988, recorded February 26, 1988, in deed book 3684, page 632; and by Corrective Deed from Monroe Heights, a New Jersey Corporation, to Martin D. Levine, dated March 9, 1990, recorded March 14, 1990, in deed book 3844, page 97 (affecting ingress and egress Easements), bounded and described as follows:

BEING known and designated as Lots 13.05, in Block 4, as shown on certain Map entitled "Monroe Heights Subdivision Final Map," situated in Monroe Township, Middlesex County,

New Jersey, which Map was filed in the Middlesex County Clerk's Office on August 15, 1984, as Map No. 4737, File No. 971.

ALSO known as Lot 13.05, in Block 4, Township of Monroe, Middlesex County, New Jersey.

U-HAUL STORAGE TURNPIKE, ROANOKE, VA (883-047):
Being all of Parcels 1, 2 & 3 Map of Warehouse Rental Associates,
Recorded in Map Book 1, Page 365, Roanoke, Virginia.

BEGINNING at Corner #1, an existing iron pin on the Southerly right-of-way line of Salem Turnpike, N.W., said corner #1 bears S 78o 45' 00" E, 25.00 feet as measured along Salem Turnpike from the point of intersection with the Easterly right-of-way line of Westwood Boulevard N.W. (50' R/W);

Thence, leaving the above described beginning point and running with the Southerly line of Salem Turnpike, S 78 degrees 45' 00" E,
428.00 feet to a set iron pin at corner #2;

Thence, leaving Salem Turnpike and running with the Westerly line of the H & C Partnership Property (D.B. 1550, Page 709), S 11 degrees 15' 00" W, 420.60 feet to a set iron pin at corner #3;

Thence, leaving the H & C Partnership Property and running with the Northerly line of the Greenvale Nursery School, Inc. Property (D.B. 972, Page 219) N 78o 45' 00" W, 453.00 feet to corner #4, a
P.K. Nail set on the Westerly right-of-way line of Westwood Boulevard, N.W. (50' R/W);

Thence, with same N 11 degrees 15' 00" E, 395.60 feet to a set iron pin and corner #5;

Thence, leaving said Westwood Boulevard and with a curved line to the right, said curve being defined by a delta angle of 90 degrees 00' 00", a radius of 25.00 feet, a chord bearing and distance of N 56 degrees 15' 00" E, 35.36 feet and an arc distance of 39.27 feet to the point of beginning and containing 4.371 acres (190,398 square feet).

This new overall description defines the same area as described in the Title Commitment #90650246.

U-HAUL STORAGE NAFB, LAS VEGAS, NV (883-060):
The Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section 17, Township 20 South, Range 62 East, M.D.B.&M.

EXCEPTING THEREFROM the interest in and to the Southerly 9.2 feet of the above described property.

FURTHER EXCEPTING THEREFROM the interest in and to the East 30 feet as conveyed to the County of Clark for road purposes by Deed recorded October 21, 1977 as Instrument No. 761289.

U-HAUL STORAGE FRANKLIN PARK, TOLEDO, OH (883-057):
Part  of the West 1/3 of the East 1/2 of the Northwest 1/4 of Section
13,  Town  9  South, Range 6 East, City of Toledo, Lucas County,
Ohio, bounded and described as follows: BEGINNING at the Northwest corner of the East 1/2 of the Northwest 1/4 of said Section
13; thence S-00 degrees-20'-51"-W along the West line of the East 1/2 of the Northwest 1/4 of said Section 13 a distance of 147.69 feet to a point; thence S-61 degrees-32'-03"-E along the Northerly Line of the premises as described in Volume 705, Page 307 and Volume 844,
Page 210, Lucas County Records, said line also being parallel with the centerline of Monroe Street, a distance of 130.00 feet to a point; thence S-22 degrees-02'-48"-W a distance of 190.82 feet to a point on the centerline of Monroe Street that is 50.00 feet Southeasterly of the intersection of the centerline of Monroe
Street with the West line of the East 1/2 of the Northwest 1/4 of said Section 13, as measured along the centerline of Monroe
Street; thence S-61 degrees-32'-03"-E along the centerline of Monroe Street a distance of 30.20 feet to a point; thence N-21 degrees-49'-42"-E along the Westerly line of the premises as described in Volume 1935, Page 95, Lucas County Records, a distance of 119.17 feet to a point; thence
S-86 degrees-14'-50"-E along the Northerly line of the premises as described in said Volume 1935, Page 95, a distance of 68.38 feet to a point;
thence S-89 degrees-36'-31"-E along a line that is perpendicular to the East Line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said
Section 13, a distance of 262.59 feet to a point on the East line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said Section 13;
thence N-00 degrees-23' 29"-E along the East line of the West 1/3 of the East 1/2 of the Northwest 1/4 of said Section 13, a distance of
265.64 feet to a point on the North line of the East 1/2 of the Northwest 1/4 of said Section 13; thence N-86 degrees-01'-41"-W along the North line of the East 1/2 of the Northwest 1/4 of said Section 13, a distance of 446.33 feet to the point of beginning.

U-HAUL STORAGE BYRNE ROAD, TOLEDO, OH (883-056):
Situated in the State of Ohio, County of Lucas and in the City of Toledo and being Lot Number One (1) in Handy Storage Midwest No. 6 Subdivision, as the same is shown of record in Plat Book 126, page 58.

U-HAUL STORAGE WORTHINGTON-GALENA, COLUMBUS, OH (883-053):
Situated in the State of Ohio, County of Franklin and in the City of Columbus, being in Lot 5 of Smith & Jenkins unrecorded subdivision of Section 1, Township 2, Range 18, United States Military Lands, containing 2.566 acres of land, more or less,
1.340 acres of said 2.566 acres being out on that tract of land designated as FIRST TRACT and 1.226 acres of said 2.566 acres being out of that tract of land designated as SECOND TRACT as both are described in the deeds to Orville E. Keys of record in Deed Book 1136, page 268 and Deed Book 1275, page 7, both being of record in the Recorder's Office, Franklin County, Ohio, said
2.566 acres of land being more particularly as follows:

Beginning, for reference, at the centerline intersection of Worthington-Galena Road (80 feet in width) with Worthington Woods Boulevard (80 feet in width), as said Worthington-Galena Road and Worthington Woods Boulevard are shown and delineated upon the recorded plat of WORTHINGTON WOODS SECTION TWO, of record in Plat Book 58, pages 89 and 90, Recorder's Office, Franklin County, Ohio, said point also being in a northwesterly line of said Worthington Woods Section Two; thence S. 39 degrees 40' 08" W, with the centerline of said Worthington-Galena Road and with the said northwesterly line of WORTHINGTON WOODS SECTION TWO, a distance of 60.00 feet to a point; thence S. 50 degrees 19' 52"
E, a distance of 40.00 feet to a point in the southeasterly right-of-way line of Worthington-Galena Road, the same being in a southeasterly boundary line of said WORTHINGTON WOODS SECTION TWO; thence with both, the southeasterly right-of-way line of Worthington-Galena Road and a southeasterly boundary line of said WORTHINGTON WOODS SECTION TWO, the following two (2) courses and
distances:   1.)  S. 39 degrees 40' 08" W, a distance  of 816.95
feet to an angle point; 2.) S. 39 degrees 25' 37" W., a distance of 320.20 feet to 3/4 inch (I.D.) iron pipe (set) at the true point of beginning of said 2.566 acre tract of land;

Thence, from said true point of beginning, S. 87 degrees 08' 44" E, parallel with and 150.00 feet northerly from, as measured at right angles, the northerly line of that 7.046 acre tract of land described in the deed to Liebert Corporation, of record in Official Record 01196F20, Recorder's Office, Franklin County, Ohio, a distance of 375.13 feet to a 3/4 inch (I.D.) iron pipe
(set);

Thence N. 2 degrees 51' 16" E, parallel with and 180.00 feet westerly from, as measured at right angles, the westerly line of that 5.598 acre tract of land conveyed to Liebert Corporation by deed of record in Official Record 08952D15.

U-HAUL STORAGE BEAVERCREEK, BEAVERCREEK, OH (883-055):
Situated in the State of Ohio, County of Greene and in the City of Beavercreek and more fully described as follows:

Being Lot Number Two (2) of Daytona Mills Plat as the same is numbered and delineated upon the recorded plat thereof, of record in Plat Book 23, pages 143 and 144, Recorder's Office, Greene County, Ohio.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

Being a parcel of land lying on the left and right sides of the centerline of survey of the proposed North Fairfield Road storm sewer made by Woolpert Consultants for the City of Beavercreek, Ohio as shown on the plans for GRE-C.R. 9-3.38 (North Fairfield
Road) on file in the District 8 offices of the Ohio Department of Transportation.

Beginning at the northwest corner of Lot No. 2 of the Daytona Mills Plat as recorded in Plat Book 23, pages 143 and 144 of the Plat Records of Greene County, Ohio, said corner being located thirty-eight and 09/100 (38.09) feet left of Station 7+12.49 of the proposed centerline of survey of the North Fairfield Road Storm Sewer as shown on the above mentioned plans, said corner also being in the centerline of North Fairfield Road (C.R. 9);

thence  with  the  north line of Lot No. 2 of the  Daytona Mills
Plat, South 53o 49' 41" East for forty-seven and 07/100 (47.07) feet;

thence  leaving the north line of Lot No. 2 of the Daytona Mills
Plat, South 11 degrees 25' 47" West for fifty (50) feet;

thence South 12 degrees 44' 06" East for one hundred thirty-eight and 00/100 (138.00) feet;

thence South 17 degrees 12' 21" East for twenty-six and 47/100 (26.47) feet to a point in the line common to Lot No. 1 and Lot No. 2 of the said Daytona Mills Plat;

thence with the line common to Lot No. 1 and Lot No. 2 of the said Daytona Mills Plat North 58 degrees 03' 45" West for ninety-three and 72/100 (93.72) feet to the southwest corner of Lot No. 2 and the northwest corner of Lot No. 1 of the Daytona Mills Plat;

thence with the west line of Lot No. 2 of the Daytona Mills Plat for the following two (2) courses:

North 16 degrees 29' 00" West for ninety-three and 82/100 (93.82) feet;

thence North 22 degrees 17' 30" East for one hundred four and 98/100 (104.98) feet to the point of beginning.

U-HAUL STORAGE LONGWOOD, LONGWOOD, FL (883-035):
The north 476.84 feet of that part of the SW 1/4 of Section 32, Township 20 south, Range 30 east, Seminole County, Florida, lying west of Longwood Ave., LESS the west 361.4 feet, and also LESS right-of-way for State Road 427.

U-HAUL STORAGE CLARKSTON 2, CLARKSTON, GA (883-029):
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 97 of the 18th District of DeKalb County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at a point formed by the intersection of the Southeasterly right-of-way of Sams Road (a 60 foot right-of-way) and the Southwesterly right-of-way of Montreal
Road (an 80 foot right-of-way); thence running South 36 degrees 12' 03" West a distance of 175 feet along the Southeasterly right of-way of Sams Road to an iron pin set and the Point of Beginning;
thence running South 53 degrees 58' 55" East a distance of 200.26 feet to an iron pin set on the Northwesterly side of property now or formerly owned by Tower Atlanta, Inc.; thence running South 36 degrees 24' 57" West a distance of 235.0 feet to an iron pin set; thence running North 57 degrees 42' 47" West a distance of 208.68 feet to an iron pin set on said Southeasterly right-of-way of Sams Road;
thence running Northeasterly along and following the curvature of said Southeasterly right-of-way of Sams Road an arc distance of
48.02 feet, said arc being subtended by a chord bearing North 46 degrees 50' 26" East a chord distance of 47.74 feet to an iron pin set on the Southeasterly right-of-way of Sams Road; thence running North
36 degrees 12' 03" East, along and following the curvature of said Southeasterly right-of-way of Sams Road a distance of 201.68 feet to an iron pin set and the POINT OF BEGINNING; containing 1.111 acres according to that plat of survey for Springfield Capital
Corp.,  prepared by Quadra-Tech. Inc., by Wallace Long Hambrick,
Georgia  Registered  Land Surveyor No. 1375, dated December 31, 1986.

U-HAUL STORAGE GRANVILLE STATION, MILWAUKEE, WI (883-026):
Parcel Four of Certified Survey Map No. 3896, being a subdivision of a part of the NW 1/4 of Section 8, T 8 N, R 21 E, in the City of Milwaukee, Milwaukee County, Wisconsin, recorded on July 17, 1980 on Reel 1308 as Image 1099 as Document No. 5410878.

U-HAUL STORAGE CLARKSTON, CLARKSTON, GA (883-030):
DeKalb County, Georgia and being more particularly described as follows:

Parcel A

TO FIND THE TRUE POINT OF BEGINNING; commence at an iron pin located at the intersection of the Southerly side of Church
Street  with the Easterly Side of Northern Avenue; running thence
North 79 degrees 52' 25" East along the Southerly side of Church Street a distance of 78.04 feet to an iron pin, said iron pin being the TRUE POINT OF BEGINNING; continuing thence South 74 degrees 24' 10" East a distance of 117.92 feet to a point; running thence South 74 degrees 29' 00" East a distance of 82.90 feet to a point; running thence
South 15 degrees 58' 34" East a distance of 154.11 feet to an iron pin; running thence South 17 degrees 17' 22" East a distance of 81.82 feet to an iron pin; running thence North 86o 02' 22" West a distance of
361.55 feet to a point; running thence along an arc a distance of
118.08 feet, said arc having a chord bearing of North 22 degrees 04' 27" East and a chord distance of 115.85 feet to a point; running thence along an arc a distance of 161.50 feet, said arc having a chord bearing of North 20 degrees 50' 27" East and a chord distance of
158.06 feet to a point; thence North 79 degrees 52' 25" East a distance of 0.66 feet to an iron pin found and the TRUE POINT OF BEGINNING.

The above described parcel containing 1.5227 acres and being designated as Parcel "A" on a boundary survey, prepared for Ward Snyder, by Samuel G. Evans, Jr., RLS (EDI Engineers & Surveyors, Inc.) dated September 3, 1986 a copy of which boundary survey is recorded in Plat Book 83, page 76, DeKalb County Records.

Parcel B

ALL  THAT TRACT OR PARCEL of land lying and being in Land Lot  66 of the 18th District of DeKalb County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin located at the intersection of the Southerly side of Church Street with the Easterly side of Northern Avenue; running thence North 79 degrees 52' 25" East along the Southerly side of Church Street a distance of 26.30 feet to a point; running thence along an arc a distance of 116.39 feet, said arc having a chord bearing of South 22 degrees 21' 06" West and a chord distance of 114.25 feet to a point; running thence along an arc a distance of 5.88 feet, said arc having a chord bearing of South 40 degrees 39' 19" West and a chord distance of 5.88 feet to a point; running thence North 00 degrees 50' 02" East along the Easterly side of Northern Avenue a distance of 64.86 feet to an iron pin; running thence North 26 degrees 42' 05" East a distance of 45.51 feet to the POINT OF BEGINNING.

The above described parcel containing 0.0640 acres and being designated as Parcel "B" on the boundary survey prepared for Ward Snyder by Samuel G. Evans, Jr., RLS (EDI Engineers & Surveyors, Inc.) dated September 3, 1986 a copy of which boundary survey is recorded in Plat Book 83, page 76, DeKalb County Records.

U-HAUL STORAGE SOUTH LOOP, TEMPLE, TX (883-058):
Tract 1

BEING a 1.222 acre tract of land situated in the MAXIMO MORENO SURVEY, ABSTRACT No. 14, Bell County, Texas and being all of that certain 1.222 acre tract of land, Exhibit "A", described in a Warranty Deed with Vendor's Lien from Robert W. Lecanne to Luther N. Vogel, dated July 1, 1992 and being of record in Volume 2855, Page 619, Deed Records of Bell County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod set (calls 3/8" iron rod found) at the northeast corner of the said 1.222 acre tract; said 1/2" iron rod set being the southeast corner of that certain 0.083 acre tract of land described in a Warranty Deed of Gift from Temple
Stations, Inc. to City of Temple, Texas, dated April 27, 1981 and being of record in Volume 1728, Page 140, Deed Records of Bell County, Texas.

THENCE S. 23 degrees 12' 10" W., 357.26 feet with the east line of the
1.222 acre tract to a 1 1/4" iron pipe found at the southeast corner of said tract for corner;

THENCE N. 70 degrees 46' 01" W., 135.89 feet with the south line of the
1.222 acre tract to a 1/2" iron rod set at the southwest corner of said tract for corner;

THENCE N. 19 degrees 06' 46" E. 359.61 feet with the west line of the 1.222 acre tract to a 1/2" iron rod found at the northwest corner of said tract; said 1/2" iron rod found being the southwest corner of the aforementioned said 0.083 acre tract for corner:

THENCE S. 69 degrees 37' 43" E., 161.42 feet with the north line of the 1.222 acre tract and the south line of the 0.083 acre tract to the place of BEGINNING and containing 53,232.557 square feet or 1.222 acres of land.

Tract 2

BEING a 0.383 acre tract of land situated in the MAXIMO MORENO SURVEY, ABSTRACT No. 14, Bell County, Texas and being all of that certain 0.383 acre tract of land described in a General Warranty Deed from Herbert R. Schwertner and Lena M. Schwertner to Luther
N. Vogel, dated August 14, 1992 and being of record in Volume 2873, Page 653, Deed Records of Bell County, Texas and being more particularly described as follows:

BEGINNING at a 1 1/4" iron pipe found at the northerly northwest corner of that certain 37.9793 acre tract of land described in a Substitute Trustee's deed from Sam R. Perry, Trustee to Jack M. Moore, Substitute Trustee dated January 7, 1992 and being of record in Volume 2794, Page 152, Deed Records of Bell County, Texas; said 1 1/4" iron pipe found being in the south rightof-way line of H.K. Dodgen Loop (Loop 363);

THENCE S. 69 degrees 25' 55" E., 30.00 feet with the most northerly north line of the said 37.9793 acre tract and said 0.383 acre tract and with the said south right-of-way line to a 1/2" iron rod set for corner;

THENCE S. 18 degrees 34' 38" W., 370.61 feet departing from the said most northerly north line and south right-of-way line to a 1/2" iron rod set for corner;

THENCE N. 70 degrees 46' 01" W., 60.00 feet to a 1 1/4 " iron pipe found at an ell corner of the said 37.9793 acre tract for corner;

THENCE N. 70 degrees 46' 01" E., 372.18 feet with the west line of the said 37.9793 acre tract to the place of BEGINNING and containing
16,694.311 square feet or 0.383 acres of land.

U-HAUL STORAGE GUTHRIE HIGHWAY, CLARKSVILLE, TN (883-059):
Land in the 6th Civil District of Montgomery County, Tennessee, being the same property conveyed to Burklow and Associates, Inc., by deed of record in Official Record Book Volume 352, page 1840, Register's Office for Montgomery County, Tennessee, and more particularly described as follows:

Beginning at a concrete monument in the south property line of Page which is situated 681.50 feet from an iron pin in the west right-of-way line of U.S. Highway 79; thence with Page's property line south 86 degrees 52 minutes east 681.50 feet to an iron pin the west right-of-way line of U.S. Highway 79; thence with the west right-of-way line of U.S. Highway 79 south 24 degrees 36 minutes 56 seconds west 198.81 feet to an iron pin in said right-of-way line; thence north 86 degrees 52 minutes west 608.69 feet to an iron pin; thence north 3 degrees 8 minutes east 185 feet to the concrete monument at the point of beginning and containing
2.7371 acres, more or less, according to survey by Clarksville Engineering Services, Inc., dated October 17, 1984, and being designated as Map and Parcel No. 32-18, on the Maps of the Assessor of Property for Montgomery County, Tennessee.

This is the same realty conveyed to the herein Grantor by deed of record in Official Record Book Volume 352, Page 1840, in the
Register's Office for Montgomery County, Tennessee.

Included in the above referenced realty but expressly excluded herefrom is the following described parcel conveyed to B. S. W. Development Company by deed of record in Official Record Book Volume 450, Page 1774, in the Register's Office for Montgomery County, Tennessee:

Beginning at an iron pin located in the west right-of-way of U.S. Highway 79, the southeast corner of this real estate and the northeast corner of the F.F.H. Properties' property, 228.00 feet, more or less, north of the intersection of the west right of-way of U.S. Highway 79 with the north right-of-way of Terminal Road: thence leaving said right-of-way of U.S. Highway 79 and with the north line of the F.F.H. Properties' property, north 86 degrees 52 minutes 00 seconds west 250.00 feet to an iron pin, said iron pin being the southwest corner of this real estate and the northwest corner of the F.F.H. Properties' property; thence north 22 degrees 17 minutes 35 seconds east 82.38 feet to a point, said point being in the south line of a 2.737 acre tract belonging to Burklow and Associates, Inc. (ORBV 352, Page 1840, ROMCT); thence south 86 degrees 52 minutes 00 seconds east 251.40 feet to an iron pin situated in the west right-of-way of U.S. Highway 79, said iron pin being the northeast corner of this real estate and the southeast corner of the aforesaid 2.73 acre tract; thence with the west right-of-way of U.S. Highway 79 on a curve to the left having a delta of 0 degrees 49 minutes 12 seconds, a radius of 5789.58 feet, a tangent of 41.42 feet for an arc length of
82.85 feet, said curve being subtended by a chord bearing south 23 degrees 12 minutes 27 seconds west for a chord distance of
82.85 feet to the point of beginning, and containing 0.448 acres, (19,499.508 square feet), more or less, according to survey dated October 16, 1984, and revised on August 18, 1987, March 30, 1988, October 18, 1989, and November 28, 1990, of Victor L. Albright, Jr. Tennessee Registered Land Surveyor, License No. 333, of Clarksville Engineering Services, Inc., Public Square, P.O. Box 10, Clarksville, Tennessee, 37040.

U-HAUL STORAGE APPLE VALLEY, CLINTON, MA (883-063):
The land in Clinton, Worcester County, Massachusetts, together with all buildings and other improvements thereon, and with all privileges and appurtenances thereto belonging, bounded and described as follows:

Beginning at a stone bound in the Westerly side of High Street at the tangent point of a curve having a radius, Four Hundred Sixty-Two and 4/10 (462.4) feet, which bound is located Two Hundred Twenty-Seven and 27/100 (227.27) feet southerly from a stone bound from the most Northwesterly corner of other land, now or formerly of the John Mark Delli Priscoli, Trustee of Apple Valley Mini-Storage Realty Trust measured on the Westerly side of said High Street;

Thence  running S. 26 degrees 14' 20" West, by said line of High
Street, Three Hundred Thirty-Three and 47/100 (333.47) feet to an angle in the Street;

Thence running N. 63 degrees 43' 20" West, Five (5) feet to a cement bound;

Thence running S. 30 degrees 11' 50" West, still by said line of High Street, Two Hundred Sixty-Five and 50/100 (265.5) feet to a cement bound in said Westerly line of said High Street;

Thence running by said Westerly line of High Street Southerly on an arc having a radius of Twelve Hundred (1200) feet, FortyFive
(45) feet to the Nashua River;

Thence  following  said river bank, downstream, Thirteen Hundred
Twenty (1320) feet, more or less, to a point at the town line between Lancaster and Clinton;

Thence running S. 64 degrees 10' East, by other land, nor or formerly of John Mark Delli Priscoli, Trustee of Apple Valley Mini-Storage Realty Trust One Hundred Seventy-Six (176) feet, more or less, to a corner at other land, now or formerly of said Trustee;

Thence  running by said other land of said Trustee S. 18 degrees
41' 20" West, One Hundred Ninety-Eight (198) feet, more or less, to an iron pipe;

Thence  still  running by said other land of the  Grantor S.  41 degrees 3' E., Seventy-Four and 13/100 (74/13) feet to an iron pipe set in the ground;

Thence  still  running by said other land of said Trustee S.  57 degrees 42' 40" E., Two Hundred Eleven and 40/100 (211.40) feet to the point of beginning.

U-HAUL STORAGE RIVERDALE, COLLEGE PARK, GA (883-066):
       All that tract or parcel of land lying and being in Land Lot 89 of the 13th District of Clayton County, Georgia containing 125,819 Square Feet or 2.888 Acres and more fully described as follows:

      BEGINNING at an iron pin at the intersection of the South line of Land Lot 89 with the Southwesterly right-of way of Riverdale Road or State Route 139. (100' right-of-way)

      THENCE South 88 degrees 24 minutes 21 seconds West for a distance of 722.21 feet along said Land Lot Line, which line is also the dividing line between Land Lots 89 and 104 of the 13th
District of Clayton County, to an iron pin on the Southeastern right-of-way of Flat Shoals Road. (80' right-of-way) THENCE along a curve to the left having a radius of 431.06 feet and an arc length of 233.87 feet, being subtended by a chord of North 49 degrees 01 minutes 47 seconds East for a distance of 231.01 feet along the southeasterly right-of-way of Flat Shoals Road to the point of tangent of said curve.
       THENCE North 33 degrees 29 minutes 14 seconds East for a distance of
89.75 feet along said southeasterly right-of way to the point of curve of the following curve.
       THENCE along a curve to the left having a radius of 15916.24 feet and an arc length of 130.87 feet, being subtended by a chord of North 33 degrees 15 minutes 06 seconds East for a distance of 130.87 feet along said right-of-way to an iron pin.
       THENCE North 87 degrees 53 minutes 44 seconds East for a distance of
218.24 feet leaving said right-of-way to an iron pin.
       THENCE South 01 degrees 04 minutes 26 seconds East for a distance of
183.34 feet to a nail in a concrete driveway.
       THENCE South 88 degrees 24 minutes 42 seconds West for a distance of
0.69 feet to a point inside the wall of a concrete block storage building. THENCE South 01 degrees 35 minutes 22 seconds East for a distance of
76.00 feet to a chiseled and painted mark in a concrete driveway.
       THENCE North 88 degrees 24 minutes 38 seconds East for a distance of
201.21 feet to a chiseled and painted mark in a concrete driveway on the southwesterly right-of-way of Riverdale Road.
       THENCE along a curve to the right having a radius of 1095.92 feet and an arc length of 18.39 feet, being subtended by a chord of South 02 degrees 06 minutes 54 seconds East for a distance of 18.39 feet along the southwesterly right-of-way of Riverdale Road to the point of tangent of said curve.
       THENCE South 01 degrees 38 minutes 15 seconds East for a distance of
51.61 feet along said right-of-way to an iron pin and THE POINT OF BEGINNING. This is the same property as that described in a deed from
Riverdale Road  LTD., a Georgia Limited Partnership to KM Investments, LTD.
a Georgia Limited Partnership dated October 29, 1986 and recorded in deed book 1337, page 588 in the Office of The Clerk of Superior Court of Clayton County, Georgia and in a deed from National Rent-A-Space, Inc. and

T. Kenneth Minchew, Jr. to KM Investments, LTD. dated November 5, 1986 and recorded in deed book 1337, page 593 aforesaid records.

U-HAUL STORAGE EL CAMINO AVENUE, SACRAMENTO, CA (883-065):
The land herein referred to is described as follows:

All that certain real property situate, lying and being in the City of Sacramento, County of Sacramento, State of California, described as follows:

Parcel One:

The  North one-half of Lot 1, Block "H" of Addition No. 4, North
Sacramento, California, according to the Plat thereof, recorded in the Office of the County Recorder of Sacramento County, in Book 11 of Maps, Map No. 38.

EXCEPTING THEREFROM the West 120.00 feet thereof.

ALSO EXCEPTING THEREFROM all that portion thereof described as follows:

BEGINNING at the Southeast corner of the North 1/2 of said Lot 1; thence along the South line of the North 1/2 of said Lot 1 North 89 degrees, 55 minutes West 108.06 feet to a line that lies parallel with and is distant 80.00 feet Northwesterly, measured at right angles, from the center line of the Department of Public Works Survey between the American River and 1/3 mile East of the Ben
Ali Road III Sac-3-B; thence, along said parallel line North 41 degrees, 06 minutes, 30 seconds East 164.62 feet to the East line of said Lot 1; thence South 0 degrees, 05 minutes, West 124.19 feet to the point of beginning.

FURTHER EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306 04, at Page 342. Official Records of Sacramento County, said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Two:

All that portion of Lots 2, 3 and 4 in Block "H", as shown on the Official "Plat of Addition No. 4, North Sacramento, California", recorded in Book 11 of Maps, Map No. 38, records of Sacramento
County described as follows:

BEGINNING at the Northwest corner of said Lot 4 and running along the South line of said Lot 2 North 89 degrees, 55 minutes West,
180.00 feet; thence North 0 degrees, 05 minutes East, 137.22 feet; thence South 89 degrees, 55 minutes East 20.00 feet; thence
North 0 degrees, 05 minutes East 162.78 feet to the North line of said Lot 2 and the South line of Glenrose Avenue; thence along said line South 89 degrees 55 minutes East 443.54 feet to the Northwesterly right-of-way line of the State Freeway; thence along said South 41 degrees, 06 minutes, 30 seconds West 431.86 feet to the West line of said Lot 4, thence along said West line of Lot 4, North 0 degrees, 05 minutes East
25.81 feet to the point of beginning.

EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306-04, at Page 342, Official Records of Sacramento County, said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Three:

A portion of that certain Parcel of land described in Deed recorded October 3, 1962, in Book 4525, at Page 970, Official
Records of Sacramento County.

Said portion is all that part thereof lying Northwesterly from the line described as follows:

BEGINNING at the Southerly terminus of the course described as "North 00 degrees, 16 minutes, 02 seconds West 40.72 feet", in Deed recorded February 7, 1962, in Book 4388, at Page 223 said Official Records; thence from said point of beginning North 44 degrees, 48 minutes, 24 East 658.72 feet to a point distant
101.00 feet Northwesterly measured at right angles to the base line at Engineer's Station "B3" 210+74.00 of the Department of Public Works survey on Road 03-Sac-80 P.M. 4.1 to P.M. 9.0.

EXCEPTING THEREFROM a portion of those certain parcels of land described in Deed recorded June 4, 1973, in Book 7306-04, at Page 342, Official Records of Sacramento County. Said portion is all that part thereof lying Easterly of a line described as follows:

BEGINNING at the same point of beginning described in Parcel 3 of said Deed; thence from said point of beginning North 44 degrees, 48 minutes, 24 seconds East 952.86 feet to a point on the Westerly right-of-way line of the existing State Highway Route 80, distant thereon 80.23 feet Westerly, measured at right angles from the base line of Engineer's Station "B3" 213+62.44 of the Department of Public Works survey on Road 03-Sac-80 from P.M. 4.1 to P.M. 9.0.

Parcel Four:

That real property situated in the City of Sacramento, County of Sacramento, State of California, described as follows:

The West 120.00 feet of the North one-half of Lot 1, Block "H" of Addition No. 4, North Sacramento, California, according to the Official Plat thereof, filed in the Office of the Recorder of Sacramento County, California, on January 30, 1911, in Book 11 of Maps, Map No. 38.

U-HAUL STORAGE FERNDALE, FERNDALE, WA (883-061):
Tract one of Five Star Mini Storage Lot Line Adjustment Property Line Consolidation, as per the map thereof, recorded April 4, 1990, in Book 20 of short plats, Pages 80 and 81, in the Auditor's Office of Whatcom County, Washington. Being a portion of the northwest quarter of the southwest quarter of Section 28, Township 39 North, Range 2 East of W.M.

Situate in Whatcom County, Washington.

U-HAUL STORAGE 103RD STREET, W. JACKSONVILLE, FL (883068):
Parcel I:
A  part  of  Government Lot 3, Fractional Section 17, Township  2
South,  Range 29 East and more particularly described as follows:
For  a  point  of beginning commence at the Northeast corner  or
Tract  3, Donner's Replat as recorded in Plat Book 19 page 16  of the  current public records of Duval County, Florida  and thence run  South 86 degrees 2'40" East along the South line of Tract 4 as shown on  said  plat a distance of 794.30 feet to an intersection with the  Westerly  right-of-way line of State Road  No.  560 as now located; thence run South 20 degrees 42'20" West along said State Road right-of-way line a distance of 729.09 feet to its intersection with  the  Northerly right-of-way line of Levy Road (County Road
222) as now located; thence run North 84 degrees 43'10" West along said Northerly right-of-way line of County Road No. 222, a distance of
525.96 feet to the Southeasterly corner of aforesaid Tract No. 3,
Donner's Replat; thence run North 0 degrees54'40" West along the Easterly boundary of Tract 3, a distance of 688.22 feet to the point of beginning, said tract of land, as above
described, being the residue of the same lands as was originally described in Deed Book 98 page 319, Deed Book 114 page 638, Deed Book 238 page 555 and Deed Book 279 page 387 of the current public records of Duval
County, Florida, EXCEPTING THEREFROM the right-of-way of any public road. LESS AND EXCEPT THEREFROM THE FOLLOWING PARCEL:
A  part  of  Government Lot 3, Fractional Section 17, Township  2
South,   Range  29  East,  Duval  County,  Florida,  being more
particularly  described as follows:  Beginning at  the Northeast corner of Tract No. 3 of Donner's Replat as recorded in Plat Book
19  page  16  of  the  current public records  of  Duval County,
Florida; run thence South 86 degrees 02'40" East along the South line of Tract 4 as shown on said plat, a distance of 794.30 feet to an intersection  with the Westerly right-of-way line of State Road
No. 560 (U.S. A1A); thence run South 20 degrees 42'20" West along said right-of-way line a distance of 184.84 feet; thence North
86 degrees 02'40" West a distance of 725.96 feet to a point on the Easterly line of Tract 3 of said Donner's Replat; thence run
North 0 degrees 54'40" West along said Easterly line a distance of 177.64 feet to the point of beginning. AND FURTHER EXCEPTING THEREFROM that part described in Official Records Volume 5885 page 217, current public records of
Duval County, Florida, described as follows:   A portion of Government Lot 3,
Section 17, Township 2 South, Range 29 East, Duval County, Florida, being more particularly described as follows: Commence at the Northeast corner of Tract 3, Donner's Replat, as recorded in Plat Book 19 page 16 of the current public records of said county; thence South 00 degrees 49'17" East along the Easterly line of Tract 3, 687.58 feet to the Northerly right-of-way line of Levy Road (as now established); thence South 84 degrees 41'45" East, along said Northerly right-of-way line 281.64 feet to the point of beginning; thence continue South 84 degrees 41'45" East along said Northerly right-of-way line 245.12 feet to the Westerly right-of-way line of Mayport Road
(US Highway A-1-A, State Road No. 560); thence North 20 degrees 42'20" East along said Westerly right-of-way line, 338.13 feet; thence North 86 degrees 05'12" West, 335.02 feet; thence South 05 degrees 18'15" West 317.85 feet to the point of beginning.

Parcel II:
A  portion of Government Lot 3, Fractional Section 17, Township 2
South, Range 29 East, Duval County, Florida, more particularly described as follows: Commence at the Northeast corner of

Tract 3, Donner's Replat, recorded in Plat Book 19 page 16 of the current public records of said county; thence South 00 degrees 54'40" East along the Easterly line of said Tract 3, 177.82 feet to the point of beginning; thence continue South 00o54'40" East along said Easterly line of Tract 3, 510.40 feet to the Northerly right-of-way line of Levy Road; thence South 84o43'10" East along said Northerly right of way line, 250.96 feet; thence North 05 degrees 16'50" East, 514.50 feet; thence North 86 degrees 02'40" West, 306.09 feet to the point of beginning.

Parcel III:
A  portion of Section 12, Township 3 South, Range 25 East, Duval
County,  Florida, being more particularly described  as follows:
Commence at the intersection of the Easterly right-of-way line of
Harlow  Boulevard (an 80.00 foot right-of-way as now established)
with  the  Northerly right-of-way line of 103rd Street (a 104.00 foot  right-of-way  as established by the State  Road Department rights of way maps Section 7251-2602 and 7220-2501); thence North
88 degrees 15'00" East along said Northerly right-of-way line, 300.00 feet to the point of beginning; thence continue North 88 degrees 15'00" East along said Northerly right-of-way line, 197.81 feet to the Westerly line of an 80.00 foot Department of Transportation
Drainage right-of-way as shown on aforesaid State Road Department right-of-way maps; thence North 01 degrees 07'30" West along last said line, 637.99 feet; thence South 88 degrees 15'00" West, 496.88 feet to the aforesaid Easterly right-of-way line of Harlow Boulevard;
thence South 01 degrees 02'30" East along said Easterly right-of-way line, 250.00 feet to the Northerly line of those lands described and recorded in Official Records Volume 3788 page 1105 of the current public records of said county; thence North 88 degrees 15'00" East along last said line, 300.00 feet to the Easterly line of said lands; thence South 01 degrees 02'30" East along last said line,
388.00 feet to the point of beginning.

U-HAUL STORAGE MAYPORT ROAD, ATLANTIC BEACH, FL (883-072):
A portion of Government Lot 3, Section 17, Township 2 South, Range 29 East, Duval County, Florida, being more particularly described as follows: Commence at the Northeast corner of Tract 3, DONNER'S REPLAT, as recorded in Plat Book 19, Page 16 of the current public records of said county; thence South 00 degrees 49 minutes 17 seconds East, along the Easterly line of said Tract 3,
177.82 feet to the point of beginning; thence continue South 00 degrees 49 minutes 17 seconds East, along last said line 509.76 feet to a point lying on the Northerly right-of-way line of Levy Road (as now established); thence South 84 degrees 41 minutes 45 seconds East, along said line, 281.64 feet; thence North 05 degrees 18 minutes 15 seconds East, 317.85 feet; thence South 86 degrees 05 minutes 12 seconds East, 335.02 feet to a point lying on the Westerly right-of-way line of Mayport Road (U.S. Highway A-1-A, State Road No. 560-A 100.00 foot right-of-way as now established); thence North 20 degrees 42 minutes 20 seconds East, along last said line, 205.88 feet; thence North 86 degrees 05 minutes 12 seconds West, 725.85 feet to the point of beginning.

                              EXHIBIT B

PARCEL 1 - U-Haul Storage Grant Road -- U-Haul Co. of Arizona
PARCEL 2 - U-Haul Storage Great Hills -- U-Haul Co. of Texas
PARCEL 3 - U-Haul Storage Cedar Ridge -- U-Haul Co. of Texas
PARCEL 4 - U-Haul Storage Plugerville -- U-Haul Co. of Texas
PARCEL 5 - U-Haul Storage State Street -- U-Haul Co. of California PARCEL 6 - U-Haul Storage Spring Valley -- U-Haul Co. of California PARCEL 7 - U-Haul Storage Keller Lake -- U-Haul Co. of Minnesota
PARCEL 8 - U-Haul Storage Hefner -- U-Haul Co. of Oklahoma
PARCEL 9 - U-Haul Storage Lincoln Park -- U-Haul Co. of Oklahoma
PARCEL 10 - U-Haul Storage Bethany -- U-Haul Co. of Oklahoma
PARCEL 11 - U-Haul Storage Harry Hines -- U-Haul Co. of Texas
PARCEL 12 - U-Haul Storage Gibralter -- U-Haul Co. of Mississippi PARCEL 13 - U-Haul Storage Stratford Square -- U-Haul Co. of Illinois PARCEL 14 - U-Haul Storage Hoffman Estates -- U-Haul Co. of Illinois PARCEL 15 - U-Haul Storage Ocala -- U-Haul Co. of Florida
PARCEL 16 - U-Haul Storage Eustis -- U-Haul Co. of Florida
PARCEL 17 - U-Haul Storage Orange City -- U-Haul Co. of Florida
PARCEL 18 - U-Haul Storage New Smyrna -- U-Haul Co. of Florida
PARCEL 19 - U-Haul Storage Seminole -- U-Haul Co. of Florida
PARCEL 20 - U-Haul Storage Park Street -- U-Haul Co. of Florida
PARCEL 21 - U-Haul Storage Brunswick -- U-Haul Co. of Maine
PARCEL 22 - U-Haul Storage Swansea -- U-Haul Co. of Massachusetts PARCEL 23 - U-Haul Storage Hanover -- U-Haul Co. of Massachusetts PARCEL 24 - U-Haul Storage Cheektowaga -- U-Haul Co. of New York
PARCEL 25 - U-Haul Storage Kingston -- U-Haul Co. of New York
PARCEL 26 - U-Haul Storage Hightstown -- U-Haul Co. of Jew Jersey PARCEL 27 - U-Haul Storage Turnpike -- U-Haul Co. of Virginia
PARCEL 28 - U-Haul Storage NAFB -- U-Haul Co. of Nevada
PARCEL 29 - U-Haul Storage Franklin Park -- U-Haul Co. of Ohio
PARCEL 30 - U-Haul Storage Byrne Road -- U-Haul Co. of Ohio
PARCEL 31 - U-Haul Storage Worthington-Galena -- U-Haul Co. of Ohio PARCEL 32 - U-Haul Storage Beavercreek -- U-Haul Co. of Ohio
PARCEL 33 - U-Haul Storage Longwood -- U-Haul Co. of Florida
PARCEL 34 - U-Haul Storage Clarkston 2 -- U-Haul Co. of Georgia
PARCEL 35 - U-Haul Storage Granville Station -- U-Haul Co. of Wisconsin PARCEL 36 - U-Haul Storage Clarkston -- U-Haul Co. of Georgia
PARCEL 37 - U-Haul Storage South Loop -- U-Haul Co. of Texas
PARCEL 38 - U-Haul Storage Guthrie Highway -- U-Haul Co. of Tennessee PARCEL 39 - U-Haul Storage Apple Valley -- U-Haul Co. of Massachusetts PARCEL 40 - U-Haul Storage Riverdale -- U-Haul Co. of Georgia
PARCEL 41 - U-Haul Storage El Camino Avenue -- U-Haul Co. of California PARCEL 42 - U-Haul Storage Ferndale -- U-Haul Co. of Washington
PARCEL 43 - U-Haul Storage 103rd Street -- U-Haul Co. of Florida
PARCEL 44 - U-Haul Storage Mayport Rd. -- U-Haul Co. of Florida

                              EXHIBIT C

PARCEL 1  - U-Haul Storage Grant Road
2423 N. Palo Verde Ave., Tucson, AZ  85718

PARCEL 2  U-Haul Storage Great Hills
12611 Research Blvd., Austin, TX

PARCEL 3 - U-Haul Storage Cedar Ridge
1022 S. Cedar Ridge Rd., Duncanville, TX

PARCEL 4 - U-Haul Storage Plugerville
1617 Three Points Rd, Plugerville, TX

PARCEL 5 - U-Haul Storage State Street
4101 State Street, Santa Barbara, CA

PARCEL 6 - U-Haul Storage Spring Valley
8847 Jamacha Road, Spring Valley, CA

PARCEL 7 - U-Haul Storage Keller Lake
1195 E. Hwy 36, Maplewood, MN

PARCEL 8 - U-Haul Storage Hefner
421 Hefner, Oklahoma City, OK

PARCEL 9 - U-Haul Storage Lincoln Park
2500 NE 36th Street, Oklahoma City, OK

PARCEL 10 - U-Haul Storage Bethany
2425 MacArthur Blvd., Oklahoma City, OK

PARCEL 11 - U-Haul Storage Harry Hines
11031 Harry Hines Blvd., Dallas, TX

PARCEL 12 - U-Haul Storage Gibralter
1414 Gibralter Drive, Jackson, MS

PARCEL 13 - U-Haul Storage Stratford Square
4N 275 84th Court, Bloomingdale, IL

PARCEL 14 - U-Haul Storage Hoffman Estates
2475 Pembroke Ave., Hoffman Estates, IL

PARCEL 15 - U-Haul Storage Ocala
5555 SE US Highway 441, Ocala, FL  34480

PARCEL 16 - U-Haul Storage Eustis
15519 US Hwy 441, Eustis, FL  32726

PARCEL 17 - U-Haul Storage Orange City
2861 Enterprise Road, Debary, FL  32713

PARCEL 18 - U-Haul Storage New Smyrna
500 Turnbull Bay Road, New Smyrna, FL  32168

PARCEL 19 - U-Haul Storage Seminole
6249 Seminole Blvd., Seminole, FL

PARCEL 20 - U-Haul Storage Park Street
5200 Park Street, St. Petersburg, FL

PARCEL 21 - U-Haul Storage Brunswick
Route 24, Brunswick, ME

PARCEL 22 - U-Haul Storage Swansea
600 GAR, Swansea, MA

PARCEL 23 - U-Haul Storage Hanover
49 Franks Lane, Hanover, MA

PARCEL 24 - U-Haul Storage Cheektowaga
565 Ludwig Ave., Cheektowaga, NY

PARCEL 25 - U-Haul Storage Kingston
850 Ulster Ave., Kingston, NY

PARCEL 26 - U-Haul Storage Hightstown
Route 33 W. Road #1, Heightstown, NJ

PARCEL 27 - U-Haul Storage Turnpike
3434 Salem Turnpike, Roanoke, VA

PARCEL 28 - U-Haul Storage NAFB
2525 E. Lamount, Las Vegas, NV

PARCEL 29 - U-Haul Storage Franklin Park
5394 Monroe Street, Toledo, OH

PARCEL 30 - U-Haul Storage Byrne Road
2366 Byrne Road, Toledo, Ohio 43614

PARCEL 31 - U-Haul Storage Worthington-Galena
7510 Worthington-Galena Rd., Columbus, OH

PARCEL 32 - U-Haul Storage Beavercreek
1168 Fairfield Rd., Beavercreek, OH

PARCEL 33 - U-Haul Storage Longwood
650 N. Country Rd., Longwood, FL

PARCEL 34 - U-Haul Storage Clarkston 2
3605 Sams Rd., Clarkston, GA

PARCEL 35 - U-Haul Storage Granville Station
8826 N. Granville Rd., Milwaukee, WI

PARCEL 36 - U-Haul Storage Clarkston
885 Northern Ave., Clarkston, GA

PARCEL 37 - U-Haul Storage South Loop
205 SW H.K. Dodgen Loop, Temple, TX

PARCEL 38 - U-Haul Storage Guthrie Highway
2830 Guthrie Hwy, Clarksville, TN

PARCEL 39 - U-Haul Storage Apple Valley
800 High Street, Clinton, MA

PARCEL 40 - U-Haul Storage Riverdale
5691 Riverdale Rd., College Park, GA

PARCEL 41 - U-Haul Storage El Camino Avenue
1850 Glenrosa Ave., Sacramento, CA

PARCEL 42 - U-Haul Storage Ferndale
5484 Barrett Rd., Ferndale, WA

PARCEL 43 - U-Haul Storage 103rd St
6508  103rd Street, West Jacksonville, FL

PARCEL 44 - U-Haul Storage Mayport Rd.
1650 Mayport Road, Atlantic Beach, FL